UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 |_|
Pre-Effective Amendment No.                                             |_|
Post-Effective Amendment No.   70                                       |X|

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940                                                     |X|


                              UNIFIED SERIES TRUST
               (Exact Name of Registrant as Specified In Charter)

                          431 North Pennsylvania Street
                           Indianapolis, Indiana 46204

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (317) 917-7000

                               Anthony J. Ghoston
                                    President
                          431 North Pennsylvania Street
                           Indianapolis, Indiana 46204

                     (Name and Address of Agent for Service)

                                   Copies to:

                             Dee Anne Sjogren, Esq.
                               Thompson Coburn LLP
                                One US Bank Plaza
                               St. Louis, MO 63101
                                 (314) 552-6295

                  Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:
|X| immediately upon filing pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(1)
|_| on (date) pursuant to paragraph (a)(1) ? 75 days after filing pursuant to paragraph (a)(2)
|_| on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate check this box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                               IMS FAMILY OF FUNDS
                               -------------------
                              PROSPECTUS AUGUST 30,
                                      2006



                          IMS Capital Management, Inc.
                         8995 S. E. Otty Road Portland,
                           Oregon 97086 1-800-408-8014


                                TABLE OF CONTENTS

IMS Capital Value Fund . . . . . . . . . . . . . . . . . . . . . . . . . .  1

Risk/Return Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

How the Fund has Performed . . . . . . . . . . . . . . . . . . . . . . . .  3

IMS Strategic Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . 5

Risk/Return Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

How the Fund has Performed . . . . . . . . . . . . . . . . . . . . . . . .  8

IMS Strategic Allocation Fund . . . . . . . . . . . . . . . . . . . . . . . 10

Risk/Return Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

How the Fund has Performed . . . . . . . . . . . . . . . . . . . . . . . .  13

Fees and Expenses of Investing in the Fund . . . . . . . . . . . . . . . .  15

How to Buy Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

How to Exchange Shares . . . . . . . . . . . . . . . . . . . . . . . . . .  18

How to Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . . .  22

Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . . . . .  23

Management of the Funds . . . . . . . . . . . . . . . . . . . . . . . . . . 25

Other Investment Information . . . . . . . . . . . . . . . . . . . . . . .  27

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

Privacy Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

For More Information . . . . . . . . . . . . . . . . . . . . . . . . . . .  35


THIS PROSPECTUS IS DESIGNED TO PROVIDE YOU WITH IMPORTANT INFORMATION ABOUT INVESTING IN THE IMS FAMILY OF FUNDS. THE FUNDS ARE PRESENTED SEPARATELY WITH DESCRIPTIONS OF THEIR INVESTMENT OBJECTIVES, THEIR PRINCIPAL STRATEGIES AND RISKS, A PROFILE OF WHO SHOULD INVEST, HISTORICAL PERFORMANCE, EXPENSES AND FINANCIAL HIGHLIGHTS. PLEASE BE SURE TO CONSIDER THIS INFORMATION CAREFULLY BEFORE INVESTING IN THE FUNDS.

                             IMS CAPITAL VALUE FUND
                             ----------------------
                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

Long-term growth from capital appreciation, dividends and interest.

PRINCIPAL STRATEGIES

The Fund invests primarily in the common stocks of mid-sized U.S. companies. The Fund's advisor, IMS Capital Management, Inc., employs a selection process designed to produce a diversified portfolio of companies exhibiting both value and positive momentum characteristics. Value characteristics include a historically low stock price, as well as historically low fundamental ratios such as price to earnings, price to sales, price to book value and price to cash flow. Positive momentum characteristics include positive earnings revisions, positive earnings surprises, relative price strength and other developments that may favorably affect a company's stock price, such as a new product or change in management. The advisor selects stocks based on value characteristics; however, the Fund will not invest in an undervalued stock until it also exhibits positive momentum characteristics.


The advisor seeks to reduce risk through diversification and through the ownership of undervalued companies, which may be less volatile than overpriced companies whose fundamentals do not support their valuations. Companies selected generally will have total market capitalization of $1 to $15 billion. The advisor generally seeks mid-cap companies that the advisor believes are well-capitalized, globally diversified, and that have the resources to weather negative business conditions successfully. The advisor believes mid-cap companies have the potential to deliver the best characteristics of both small and large companies -- the flexible, innovative, high-growth aspects of small companies and the proven management, products, liquidity and global diversification of large companies.


Each stock in the Fund's portfolio must fall into one of the advisor's seven strategic focus areas: healthcare, technology, financial services, communications, entertainment & leisure, consolidating industries and historically defensive industries. The advisor believes that stocks in these focus areas have the potential to produce superior long-term returns. In addition, the advisor carefully diversifies the Fund's holdings to ensure representation in all major broad-based industry sectors as defined by Standard & Poor's, Inc., which are also within the advisor's focus areas.


The advisor employs a patient approach to the stock selection process, believing that most traditional value managers tend to purchase companies too early. The advisor believes that after a stock experiences a significant decline, it will tend to underperform the market during what the advisor terms its "seasoning" period, usually 18 to 24 months. Once an undervalued company that falls into one of the advisor's strategic focus areas has been researched, deemed attractive, and has seasoned, the advisor further delays the purchase until the company develops several positive momentum characteristics as described above.

The Fund typically will sell a security if both of the following occur: (1) the company exceeds the advisor's target sell price and (2) the company demonstrates that it may be losing positive business momentum. A variety of conditions could result in the sale of a company before it has reached the advisor's target sell price. Some examples include a major industry-wide change, a significant change in the company's management or direction, the emergence of a better opportunity within the same industry, or if the company becomes involved in a merger or acquisition.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     o VOLATILITY RISK. The Fund invests primarily in equity securities of U.S. companies. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund's portfolio.

                             IMS CAPITAL VALUE FUND
                             ----------------------
                               RISK/RETURN SUMMARY

     o COMPANY RISK. In addition to general market volatility, the value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio.

     o MID CAP RISK. Stocks of mid-capitalization companies are more risky than stocks of larger capitalization companies. Mid-cap companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies. Many of these companies may be young with a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment.

     o VALUE RISK. The Fund invests primarily in "value stocks." The market may not agree with the advisor's determination that a stock is undervalued, and the stock's price may not increase to what the advisor believes is its full value. It may even decrease in value.

     o MANAGEMENT RISK. The advisor's value-oriented approach may fail to produce the intended results. If the advisor's perception of the value of a company is not realized in the expected time frame, the Fund's overall performance may suffer.

As with any mutual fund investment, an investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. In addition, the Fund is not a complete investment program; the Fund's returns will vary and you could lose money.

IS THE FUND RIGHT FOR YOU?

The Fund may be a suitable investment for:

     o    Long-term investors seeking a fund with a value investment strategy.

     o Long-term investors seeking growth from capital appreciation, dividends and interest.

     o    Investors willing to accept price fluctuations in their investment.

     o    Investors who can tolerate the risks associated with common stocks.

                             IMS CAPITAL VALUE FUND
                             ----------------------
                           HOW THE FUND HAS PERFORMED


The bar chart below and performance table on the next page show the historical variability of the IMS Capital Value Fund's returns, which is one indicator of the risks of investing in the Fund. The performance table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.


                         YEAR-BY-YEAR TOTAL RETURN (1,2)
                          FOR PERIODS ENDED DECEMBER 31


CHART OMITTED

                        1997        6.71%
                        1998       13.24%
                        1999       17.78%
                        2000       -4.73%
                        2001       18.75%
                        2002      -11.14%
                        2003       56.07%
                        2004       12.85%
                        2005       10.46%



     (1) ON AUGUST 31, 2004, THE FUND ACQUIRED THE ASSETS AND LIABILITIES OF THE IMS CAPITAL VALUE FUND, A SERIES OF AMERIPRIME FUNDS (THE "PREDECESSOR FUND") AND, AS A RESULT, THE BAR CHART SHOWS CHANGES SINCE THE INCEPTION OF THE PREDECESSOR FUND.


     (2)  THE FUND'S YEAR-TO-DATE RETURN AS OF JUNE 30, 2006 WAS 5.23%.

During the period shown, the highest return for a quarter was 24.34% (2nd quarter, 2003); and the lowest return was -15.31% (3rd quarter, 1998).

                             IMS CAPITAL VALUE FUND
                             ----------------------
                           HOW THE FUND HAS PERFORMED


                                               AVERAGE ANNUAL TOTAL RETURNS
                                          (FOR PERIODS ENDED DECEMBER 31, 2005)

                                                                      SINCE
                                            ONE YEAR    FIVE YEAR  INCEPTION(1)
--------------------------------------------------------------------------------
IMS CAPITAL VALUE FUND(2)

Return Before Taxes                          10.46%      15.47%      12.78%

Return After Taxes on Distributions(3)        8.08%      13.85%      11.25%

Return After Taxes on Distributions and
      Sale of Fund Shares(3)                  6.51%      10.70%       9.19%

RUSSELL MIDCAP VALUE INDEX(4)
  (reflects no deduction for fees,
      expenses, or taxes)                    12.65%      12.21%      13.93%

S&P 500 INDEX(4)
  (reflects no deduction for fees,
      expenses, or taxes)                     4.92%       0.53%       8.67%



     1    INCEPTION OF THE PREDECESSOR FUND, AUGUST 5, 1996.
     2 AVERAGE ANNUAL TOTAL RETURNS DO NOT REFLECT THE SALES LOAD, WHICH WAS ELIMINATED APRIL 23, 2003.
     3 AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.
     4 THE S&P 500 INDEX IS A WIDELY RECOGNIZED UNMANAGED BENCHMARK THAT ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS. THE RUSSELL MIDCAP(R) VALUE INDEX MEASURES THE PERFORMANCE OF THOSE 1,000 LARGEST RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES, AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS. THESE INDEXES ARE REPRESENTATIVE OF A BROADER MARKET AND RANGE OF SECURITIES THAN ARE FOUND IN THE FUND'S PORTFOLIO.

                            IMS STRATEGIC INCOME FUND
                            -------------------------
                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

Current income.

PRINCIPAL STRATEGIES

The Fund's advisor, IMS Capital Management, Inc., has the flexibility to invest in a broad range of income-producing securities in order to produce current income. During periods of historically low interest rates, the advisor intends to invest in securities with less sensitivity to interest rates than those held by the typical bond fund, such as high yield bonds and dividend-paying common stock. During periods of historically high interest rates, the advisor intends to invest in securities with more sensitivity to interest rates, such as investment-grade corporate bonds and long-term U.S. treasury bonds.

The Fund invests primarily in fixed income securities. The advisor will allocate the Fund's assets among different fixed income sectors based on its assessment of the relative risks and opportunities. The Fund may focus from time to time on different types of fixed income securities in an effort to obtain the highest available combination of current income and safety of principal. The Fund will invest in investment-grade securities (i.e., rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Fund's advisor to be of comparable quality), and which may be of any duration and maturity, except that the Fund may invest up to 45% of its assets in high yield fixed income securities ("junk bonds"). Because the Fund is non-diversified, the Fund may take larger positions in a small number of companies than a diversified fund.


At its discretion, the advisor will adjust the Fund's exposure to various types of securities while seeking to exploit opportunities and avoid risks in the market. In addition to bonds, the Fund generally may invest in other types of income-producing securities such as dividend-paying common stocks, preferred and convertible preferred stocks, income trusts (including business trusts, oil royalty trusts and real estate investment trusts), open-end and closed-end mutual funds and cash equivalents. The Fund also may invest up to 25% of its assets in foreign securities, including securities of issuers located in emerging markets. Subject to the limitations described above, the Fund may elect to pursue its objective directly or indirectly through investments in other investment companies that invest in the securities described in this Prospectus. The Fund may also sell covered call options.


The advisor analyzes a security's structural features, current pricing, trading opportunities, and the credit quality of its issuer and selects investments that the advisor believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     o INTEREST RATE RISK. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates rise, the value of the income-producing instrument may decrease. This risk is greater for long-term debt securities than for short-term debt securities.

     o CREDIT RISK. The Fund is also subject to credit risk, which is the possibility that an issuer of a security will default or become unable to meet its obligation. This risk is greater for securities that are rated below investment grade or that are unrated. Preferred stocks share some of the characteristics of both fixed income and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation.

     o VOLATILITY RISK. To the extent the Fund invests in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

                           IMS STRATEGIC INCOME FUND
                           -------------------------
                               RISK/RETURN SUMMARY

     o HIGH YIELD SECURITIES RISK. The Fund may be subject to greater levels of interest rate and credit risks as a result of investing in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

     o COMPANY RISK. In addition to general market volatility, the value of the Fund may decrease in response to the activities and prospects of an individual company in the Fund's portfolio.


     o INCOME TRUST RISKS. Investments in income trusts are subject to various risks related to the underlying operating companies controlled by such trusts, including dependence upon specialized management skills and the risk that such management may lack or have limited operating histories. To the extent the Fund invests in income trusts that invest in real estate, it may be subject to risk associated with the real estate market as a whole, such as taxation, regulations, and economic and political factors that negatively impact the real estate market, and with direct ownership of real estate, such as a decrease in real estate values, overbuilding, environmental liabilities, and increases in operating costs, interest rates and/or property taxes. When the Fund invests in oil royalty trusts, its return on the investment will be highly dependent on oil and gas prices, which can be highly volatile. Moreover, oil royalty trusts are subject to the risk that the underlying oil and gas reserves attributable to the royalty trust may be depleted. Business trusts typically invest in a broad range of industries and, therefore, the related risks will vary depending on the underlying industries represented in the trust's portfolio.

     o INVESTMENT COMPANY SECURITIES. The Fund will invest in other investment companies, including closed-end funds, bond funds, money market funds and exchange-traded funds. The Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative.


     o MANAGEMENT RISK. The strategy used by the advisor may fail to produce the intended results, and you could lose money.

     o NON-DIVERSIFICATION RISK. An investment in a non-diversified fund entails greater price risk than an investment in a diversified fund. As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of companies and will be subject to substantially more investment risk and potential for volatility than a diversified fund.

     o FOREIGN SECURITIES RISK. When the Fund invests in foreign securities, including foreign business trusts or oil royalty trusts, it will be subject to additional risks not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. In addition, the value of securities denominated in foreign currency can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund's portfolio even when there is no change in the value of the related security in the issuer's home country.

                           IMS STRATEGIC INCOME FUND
                           -------------------------
                               RISK/RETURN SUMMARY


     o EMERGING MARKET RISK. When the Fund invests in securities of issuers located in emerging markets, it will be subject to additional risks that may be different from, or greater than, risks of investing in securities of issuers based in foreign, developed countries. These risks include illiquidity, significant price volatility, restrictions on foreign investment, possible repatriation of investment income and capital, currency declines, and inflation (including rapid fluctuations in inflation rates).

     o OPTION WRITING RISK. When the Fund sells covered call options, it receives cash but limits its opportunity to profit from an increase in the market value of the stock beyond the exercise price (plus the premium received). In a rapidly rising market, the Fund could significantly under-perform the market. The gain on the underlying stock will be equal to the difference between the exercise price and the original purchase price of the underlying security, plus the premium received. The gain may be less than if the Fund had not sold an option on the underlying security. If a call expires unexercised, the Fund realizes a gain in the amount of the premium received, although there may have been a decline (unrealized loss) in the market value of the underlying securities during the option period which may exceed such gain. If the underlying securities should decline by more than the option premium the Fund received, there will be a loss on the overall position.

     o PORTFOLIO TURNOVER RISK. The Fund may at times have a portfolio turnover rate that is higher than other income funds. A higher portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund's performance. As with any mutual fund investment, an investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. In addition, the Fund is not a complete investment program; the Fund's returns will vary and you could lose money.

IS THE FUND RIGHT FOR YOU?

The Fund may be a suitable investment for: o Investors seeking a fund with current income.

     o Investors seeking a fund offering the option of monthly dividends paid in cash.

     o Investors seeking a fund with less sensitivity to interest rate changes than typical bond funds.

     o Investors willing to accept the price and return fluctuations associated with a non-diversified fund.

     o Investors seeking to diversify their equity holdings with a portfolio consisting primarily of fixed income securities.

                            IMS STRATEGIC INCOME FUND
                            -------------------------
                           HOW THE FUND HAS PERFORMED


The bar chart below and performance table on the next page show the historical variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The performance table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.


                         YEAR-BY-YEAR TOTAL RETURN (1,2)
                         FOR PERIODS ENDED DECEMBER 31

CHART OMITTED


                  2003              13.05%
                  2004               8.45%
                  2005               1.07%



     1 ON AUGUST 31, 2004, THE FUND ACQUIRED THE ASSETS AND LIABILITIES OF THE IMS STRATEGIC INCOME FUND, A SERIES OF AMERIPRIME FUNDS (THE "PREDECESSOR FUND") AND, AS A RESULT, THE BAR CHART SHOWS CHANGES SINCE THE INCEPTION OF THE PREDECESSOR FUND.

     2    THE FUND'S YEAR-TO-DATE RETURN AS OF JUNE 30, 2006 WAS 7.08%.

During the period shown, the highest return for a quarter was 10.36% (2nd quarter, 2003); and the lowest return was -3.51% (2nd quarter, 2004).

                           IMS STRATEGIC INCOME FUND
                           -------------------------
                           HOW THE FUND HAS PERFORMED


                                                  AVERAGE ANNUAL TOTAL RETURNS
                                           (FOR PERIODS ENDED DECEMBER 31, 2005)

                                                                       SINCE
                                                       ONE YEAR     INCEPTION(1)
--------------------------------------------------------------------------------
IMS STRATEGIC INCOME FUND

  Return Before Taxes                                     1.07%        8.91%

  Return After Taxes on Distributions(2)                 -1.31%        6.11%

  Return After Taxes on Distributions and
      Sale of Fund Shares(2)                              0.66%        5.88%

MERRILL LYNCH U.S. CORPORATE MASTER INDEX(3)
(reflects no deduction for fees, expenses, or taxes)      1.96%        6.47%



     1    INCEPTION OF THE PREDECESSOR FUND, NOVEMBER 5, 2002.

     2 AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

     3 THE MERRILL LYNCH U.S. CORPORATE MASTER INDEX TRACKS THE PERFORMANCE OF US DOLLAR-DENOMINATED INVESTMENT-GRADE CORPORATE PUBLIC DEBT ISSUED IN THE US DOMESTIC BOND MARKET. THE INDEX ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND IS REPRESENTATIVE OF A BROADER MARKET AND RANGE OF SECURITIES THAN ARE FOUND IN THE FUND'S PORTFOLIO.

                          IMS STRATEGIC ALLOCATION FUND
                          -----------------------------
                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

Long-term growth from capital appreciation, dividends and interest.

PRINCIPAL STRATEGIES


Based on its assessment of various segments of the market, the advisor will shift the Fund's assets among four broad classes: equities, fixed income, cash equivalents, and companies that invest in real estate (such as real estate investment trusts (REITs)). At its discretion, the advisor will also vary the Fund's exposure to value, growth, small-cap, mid-cap and large-cap stocks. The Fund's assets are allocated among asset classes, investment styles and market capitalizations based on the advisor's assessment of the relative opportunities and risks of each category. For example, equity securities have the potential for capital appreciation but they are subject to market volatility, while fixed income securities provide the opportunity for income but they are subject to interest rate risk. The allocation is dynamic and will change as the advisor attempts to exploit opportunities and avoid risks in the markets, risks that include interest rate hikes, adverse market movement and/or market behavior, and opportunities such as growth or value opportunities. The Fund may invest in a broad array of securities in order to achieve its investment objectives:

     o EQUITIES, such as common stocks, preferred stocks, and exchange-traded funds ("ETFs") and other investment companies that invest in equity securities


     o FIXED INCOME SECURITIES, such as bonds and other debt instruments, including other investment companies that invest in fixed income securities

     o CASH EQUIVALENTS, such as short-term fixed income securities and money market mutual funds


     o REAL ESTATE COMPANIES, such as mortgage REITs, equity REITs, hybrid REITs, ETFs and other investment companies that invest in REITs, and companies that are in the real estate industry or that have substantial real estate holdings

The Fund will invest in domestic equities covering the following categories: large-cap value, mid-cap value, small-cap value, large-cap growth, mid-cap growth and small-cap growth with some exposure to foreign stocks. The advisor will use its discretion to invest between 30% and 70% of the Fund's assets in equity securities or ETFs that invest in equity securities represented by various indexes. The advisor also has the discretion to invest between 30% and 70% of the Fund's assets in fixed income securities, up to 25% in REITs, and up to 25% in cash equivalents. The fixed income securities in which the Fund invests may be of any duration and maturity. The Fund may invest up to 20% of its assets in high yield securities (commonly known as junk bonds). The advisor considers a fixed income security to be investment grade if it is rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Fund's advisor to be of comparable quality. In addition, the Fund may invest up to 15% of its assets in foreign securities, including securities of issuers located in emerging markets.


The Fund's advisor, IMS Capital Management, Inc., employs a top-down asset allocation model designed to produce a portfolio of securities that has the potential to produce superior long-term returns. Changes in allocation may be triggered by changes in the market or the interest rate environment. Individual securities are selected based on the advisor's assessment of the capital appreciation, dividend and interest payments expected from the security, as well as the advisor's assessment of the areas of the market that are and/or will be performing the best. The advisor may purchase securities that have the potential for growth or that are undervalued, depending on its assessment of the opportunities presented by the individual security. Because the Fund is non-diversified, the Fund may take larger positions in a small number of companies than a diversified fund. Subject to the limitations described above, the Fund may pursue its investment objective directly, or indirectly through substantial investments in other investment companies that invest in the securities described above.

                          IMS STRATEGIC ALLOCATION FUND
                          -----------------------------
                               RISK/RETURN SUMMARY

PRINCIPAL RISKS OF INVESTING IN THE FUND

     o ALLOCATION STRATEGY RISK. The asset allocation strategy involves the risk that the advisor may not correctly predict the right times to shift the Fund's assets from one type of asset class, investment style or market capitalization to another.

     o GROWTH RISK. From time to time, the Fund may invest in companies that appear to be growth-oriented companies. Growth companies are companies that the advisor believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the advisor's perceptions of a company's growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund's return.

     o VALUE RISK. From time to time, the Fund may invest in "value stocks." The market may not agree with the advisor's determination that a stock is undervalued, and the stock's price may not increase to what the advisor believes is its full value. It may even decrease in value.

     o VOLATILITY RISK. The Fund invests primarily in equity securities of U.S. companies. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o COMPANY RISK. In addition to general market volatility, the value of the Fund may decrease in response to the activities and prospects of an individual company in the Fund's portfolio.

     o MID/SMALL CAP RISK. Small-cap companies and mid-cap companies have earnings and prospects that are more volatile than larger companies. These companies may experience higher failure rates than do larger companies. The trading volume of the securities of these companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.


     o REAL ESTATE INVESTMENT TRUSTS. To the extent the Fund invests in companies that invest in real estate, such as REITs, the Fund may be subject to risk associated with the real estate market as a whole, such as taxation, regulations, and economic and political factors that negatively impact the real estate market, and with direct ownership of real estate, such as a decrease in real estate values, overbuilding, environmental liabilities, and increases in operating costs, interest rates and/or property taxes.


     o INTEREST RATE RISK. The Fund may fluctuate in value based upon changes in interest rates and market conditions. As interest rates rise, the value of the income-producing instruments may decrease. This risk is greater for long- term debt securities than for short-term debt securities.

     o CREDIT RISK. The Fund is also subject to credit risk, which is the possibility that an issuer of a security will default or become unable to meet its obligation. Preferred stocks share some of the characteristics of both fixed income and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation.

     o HIGH YIELD SECURITIES RISK. The Fund may be subject to greater levels of interest rate and credit risks as a result of investing in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability

                         IMS STRATEGIC ALLOCATION FUND
                         -----------------------------
                               RISK/RETURN SUMMARY

          to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

     o MANAGEMENT RISK. The strategy used by the advisor may fail to produce the intended results, and you could lose money.

     o NON-DIVERSIFICATION RISK. An investment in a non-diversified fund entails greater price risk than an investment in a diversified fund. As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of companies and will be subject to substantially more investment risk and potential for volatility than a diversified fund.

     o INVESTMENT COMPANY SECURITIES. The Fund will invest in other investment companies, including money market funds and ETFs. The Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company or ETF. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative.

     o FOREIGN SECURITIES RISK. When the Fund invests in foreign securities, it will be subject to additional risks not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. In addition, the value of securities denominated in foreign currency can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund's portfolio even when there is no change in the value of the related security in the issuer's home country.

     o EMERGING MARKET RISK. When the Fund invests in securities of issuers located in emerging markets, the Fund will be subject to additional risks that may be different from, or greater than, risks of investing in securities of issuers based in foreign, developed countries. These risks include illiquidity, significant price volatility, restrictions on foreign investment, possible repatriation of investment income and capital, currency declines, and inflation (including rapid fluctuations in inflation rates). As with any mutual fund investment, an investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. In addition, the Fund is not a complete investment program; the Fund's returns will vary and you could lose money.

IS THE FUND RIGHT FOR YOU?

The Fund may be a suitable investment for:

     o Investors who want exposure to a broad range of asset classes within the convenience of a single fund.

     o Investors who want to hire a professional to shift their assets between different types of investments as market conditions change.

     o    Investors willing to accept price fluctuations.

     o Investors who can tolerate the risks associated with equities, REITs and fixed income securities.

     o Long-term investors seeking growth from capital appreciation, dividends and interest.

                          IMS STRATEGIC ALLOCATION FUND
                          -----------------------------
                           HOW THE FUND HAS PERFORMED


The bar chart below and performance table on the next page show the historical variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The performance table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.


                         YEAR-BY-YEAR TOTAL RETURN (1,2)
                         FOR PERIODS ENDED DECEMBER 31

CHART OMITTED

                  2003              25.35%
                  2004              12.01%
                  2005              -3.00%



     1 ON AUGUST 31, 2004, THE FUND ACQUIRED THE ASSETS AND LIABILITIES OF THE IMS STRATEGIC ALLOCATION FUND, A SERIES OF AMERIPRIME FUNDS (THE "PREDECESSOR FUND") AND, AS A RESULT, THE BAR CHART SHOWS CHANGES SINCE THE INCEPTION OF THE PREDECESSOR FUND.

     2    THE FUND'S YEAR-TO-DATE RETURN AS OF JUNE 30, 2006 WAS 2.67%.

During the period shown, the highest return for a quarter was 16.43% (2nd quarter, 2003); and the lowest return was -7.09% (1st quarter, 2005).

                         IMS STRATEGIC ALLOCATION FUND
                         -----------------------------
                           HOW THE FUND HAS PERFORMED


                                                 AVERAGE ANNUAL TOTAL RETURNS
                                           (FOR PERIODS ENDED DECEMBER 31, 2005)

                                                                      SINCE
                                                        ONE YEAR    INCEPTION(1)
--------------------------------------------------------------------------------
IMS STRATEGIC ALLOCATION FUND

  Return Before Taxes                                    -3.00%        9.06%

  Return After Taxes on Distributions(2)                 -4.64%        8.31%

  Return After Taxes on Distributions and
      Sale of Fund Shares(2)                             -2.01%        5.76%

DOW JONES U.S. MODERATE RELATIVE RISK INDEX(3)
  (reflects no deduction for fees, expenses, or taxes)    6.00%       13.33%



     1    INCEPTION OF THE PREDECESSOR FUND, NOVEMBER 5, 2002.

     2 AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.


     3 THE DOW JONES U.S. MODERATE RELATIVE RISK INDEX REPRESENTS A DIVERSIFIED PORTFOLIO OF U.S. STOCKS, BONDS AND CASH, AND SEEKS TO CAPTURE 60% OF THE RISK OF THE STOCK MARKET. THE INDEX ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS. ALTHOUGH THE STOCK, BOND AND CASH ALLOCATIONS WILL BE APPROXIMATELY 60/35/5, THEY WILL VARY FROM MONTH TO MONTH BASED ON THE RISK AND CORRELATION OF THE THREE ASSET CLASSES. THE INDEX'S EQUITY ALLOCATION IS WEIGHTED EQUALLY AMONG SIX DOW JONES STOCK INDEXES (LARGE-CAP GROWTH, LARGE-CAP VALUE, MID-CAP GROWTH, MID-CAP VALUE, SMALL-CAP GROWTH, SMALL-CAP VALUE). THE INDEX'S FIXED INCOME ALLOCATION IS EQUALLY WEIGHTED AMONG THREE LEHMAN BROTHERS BOND
          INDEXES: GOVERNMENT BOND, CORPORATE BOND AND MORTGAGE BOND. THE INDEX'S CASH ALLOCATION IS REPRESENTED BY THE LEHMAN BROTHERS U.S. TREASURY BILLS: 1-3 MONTHS INDEX.

                               IMS FAMILY OF FUNDS
                               -------------------
                   FEES AND EXPENSES OF INVESTING IN THE FUNDS


The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.


                                           CAPITAL        STRATEGIC       STRATEGIC
SHAREHOLDER FEES                           VALUE FUND      INCOME FUND    ALLOCATION FUND
-----------------------------------------------------------------------------------------
(fees paid directly from your investment)
Maximum Sales Charge (load)
  Imposed on Purchases                       NONE            NONE           NONE
Maximum Deferred Sales Charge (load)         NONE            NONE           NONE
Redemption Fee(1)                            0.50%           0.50%          0.50%

                                             CAPITAL        STRATEGIC       STRATEGIC
ANNUAL FUND OPERATING EXPENSES             VALUE FUND      INCOME FUND    ALLOCATION FUND
-----------------------------------------------------------------------------------------
(expenses deducted from Fund assets)
Management Fees                              1.26%           1.26%          1.26%
Distribution (12b-1) Fees                    NONE            NONE           NONE
Other Expenses                               0.26%           0.31%          0.70%
Total Annual Fund Operating Expenses         1.52%           1.57%          1.96%
Fee Waiver and Expense Reimbursement(2)      0.04%           0.00%          0.00%
Net Expenses (after fee waiver and
  expense reimbursement)                     1.48%           1.57%          1.96%


     1 THE FUNDS ARE INTENDED FOR LONG-TERM INVESTORS. TO DISCOURAGE SHORT-TERM TRADING AND MARKET TIMING, WHICH CAN INCREASE FUND EXPENSES, EACH FUND CHARGES A 0.50% SHORT-TERM REDEMPTION FEE ON SHARES REDEEMED WITHIN 90 CALENDAR DAYS OF PURCHASE. NO REDEMPTION FEE IS IMPOSED ON SHARES REDEEMED AFTER THE 90 CALENDAR DAY PERIOD. A WIRE TRANSFER FEE OF $15 IS CHARGED TO DEFRAY CUSTODIAN CHARGES FOR REDEMPTIONS PAID BY WIRE TRANSFER. THIS FEE IS SUBJECT TO CHANGE.

     2 THE ADVISOR CONTRACTUALLY HAS AGREED TO WAIVE ITS FEES AND/OR REIMBURSE EXPENSES OF THE CAPITAL VALUE FUND TO MAINTAIN TOTAL ANNUAL OPERATING EXPENSES, EXCLUDING BROKERAGE COSTS, BORROWING COSTS (SUCH AS INTEREST AND DIVIDEND EXPENSE ON SECURITIES SOLD SHORT), TAXES AND EXTRAORDINARY EXPENSES, AT 1.48% OF NET ASSETS TO THE EXTENT SUCH NET ASSETS ARE LESS THAN $200 MILLION, AND AT 1.38% FOR AS LONG AS THE FUND'S NET ASSETS EXCEED $200 MILLION. WITH RESPECT TO EACH OF THE STRATEGIC INCOME FUND AND THE STRATEGIC ALLOCATION FUND, THE ADVISOR CONTRACTUALLY HAS AGREED TO WAIVE ITS FEES AND/OR REIMBURSE EXPENSES TO MAINTAIN TOTAL ANNUAL OPERATING EXPENSES AS DESCRIBED ABOVE AT 1.96% OF EACH FUND'S NET ASSETS. THE CONTRACTUAL AGREEMENT WITH RESPECT TO EACH FUND IS IN EFFECT THROUGH AUGUST 31, 2007. ANY WAIVER OR REIMBURSEMENT OF OPERATING EXPENSES BY THE ADVISOR IS SUBJECT TO REPAYMENT BY THE APPLICABLE FUND WITHIN THE THREE FISCAL YEARS FOLLOWING THE FISCAL YEAR IN WHICH SUCH WAIVER OR REIMBURSEMENT OCCURS, IF THE FUND IS ABLE TO MAKE THE PAYMENT WITHOUT EXCEEDING THE ABOVE-DESCRIBED EXPENSE LIMITATIONS.



Example:

The example below is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained at the rates described above for the entire period (except for the reimbursements reflected in the first year). The example also assumes that you initially invest $10,000, earn 5% total annual return and reinvest all dividends and distributions, and sell all of your shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:


                      CAPITAL          STRATEGIC           STRATEGIC
                    VALUE FUND        INCOME FUND       ALLOCATION FUND
--------------------------------------------------------------------------------
1 YEAR               $  151             $  160             $  199
3 YEARS              $  476             $  496             $  615
5 YEARS              $  825             $  855             $1,057
10 YEARS             $1,809             $1,867             $2,285

                               IMS FAMILY OF FUNDS
                               -------------------
                                HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you is that when you open an account with us, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

INITIAL PURCHASE


The minimum initial investment in each Fund is $5,000 ($2,000 for Coverdell Savings Accounts and UGMAs). The advisor may waive these minimums at its discretion, including for accounts participating in an automatic investment program. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Funds, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary. If you are a trust, you must also complete and return a Trust Certification form, which is available by calling Shareholder Services at (800) 934-5550, or from the advisor's website at www.imscapital.com.


BY MAIL

You may make your initial investment by following these steps:

     o Complete and sign the investment application form that accompanies this prospectus;

     o Draft a check (subject to the minimum amounts) made payable to IMS Funds; and

     o    Mail the application and check to:

    U.S. MAIL:                               OVERNIGHT:
    IMS FUNDS                                IMS FUNDS
    c/o Unified Fund Services, Inc.          c/o Unified Fund Services, Inc.
    P.O. Box 6110                            431 North Pennsylvania Street
    Indianapolis, Indiana 46206-6110         Indianapolis, Indiana 46204

BY WIRE

You may also purchase shares of the Funds by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, please call Shareholder Services at (800) 934-5550 to obtain instructions on how to set up your account.

To complete your initial purchase by wire, you must provide a signed application to the Funds' transfer agent, Unified Fund Services, Inc., at the address shown above. Wire orders will be accepted only on a day on which the Funds, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. The purchase price per share will be the net asset value next determined after the wire purchase is received by the applicable Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

                               IMS FAMILY OF FUNDS
                                                       HOW TO BUY SHARES

ADDITIONAL INVESTMENTS

Minimum subsequent investments are $100, which may be waived at the advisor's discretion. You may purchase additional shares of the Funds (subject to minimum investment requirements), at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

             - your name                   - the name on your account(s)
             - your account number(s)      - a check made payable to IMS Funds


Checks should be sent to the IMS Funds at the address listed under the heading "Initial Purchase - By Mail." Please designate the Fund(s) in which you are investing. To send a bank wire, follow the instructions outlined under the heading "Initial Purchase - By Wire" in this prospectus.

AUTOMATIC INVESTMENT PLAN

You may make regular investments in the Funds with an Automatic Investment Plan by completing the appropriate form, including a voided personal check and mailing to Unified Fund Services, the Funds' transfer agent. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

TAX-SHELTERED RETIREMENT PLANS

Since the Funds are oriented to longer-term investments, the Funds may be an appropriate investment medium for tax-sheltered retirement plans, including individual retirement plans ("IRAs"), simplified employee pensions (SEPs), 401(k) plans, qualified corporate pension and profit-sharing plans (for employees), tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations), and other qualified retirement plans. You should contact Shareholder Services at (800) 934-5550 for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. As a benefit to shareholders, the advisor currently voluntarily pays, and expects to pay, all custodian fees for IRAs invested in the IMS Funds. However, the advisor is not obligated to pay such fees and, as a result, there is no guarantee that it will continue to do so in the future.

OTHER PURCHASE INFORMATION

The Funds may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Funds. If you are already a shareholder, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds. Checks must be made payable to the Funds. The Funds and their servicing agent reserve the right to refuse any specific purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler's checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier's checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept purchase and sell orders on its behalf. Each Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds' transfer agent.

                               IMS FAMILY OF FUNDS
                               -------------------
                             HOW TO EXCHANGE SHARES

You may exchange your shares of one IMS Fund for shares of another IMS Fund. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. You may call Shareholder Services at (800) 934-5550 to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the address listed in the "How to Buy Shares" section. Requests for exchanges received prior to close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) will be processed based on the next determined net asset value ("NAV") as of the close of business on the same day.


An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long-term or short-term capital gain or loss on the shares sold.

Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. It is your responsibility to obtain and read the prospectus of the Fund in which shares are being purchased before you make an exchange. The Funds reserve the right to terminate or modify the exchange privilege at any time.

                               IMS FAMILY OF FUNDS
                               -------------------
                              HOW TO REDEEM SHARES

You may receive redemption payments in the form of a check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodian charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.


BY MAIL

You may redeem any part of your account in the Funds at no charge by mail. Your request should be addressed to:

         U.S. MAIL:                          OVERNIGHT:
         IMS FUNDS                           IMS FUNDS
         c/o Unified Fund Services, Inc.     c/o Unified Fund Services, Inc.
         P.O. Box 6110                       431 North Pennsylvania Street
         Indianapolis, Indiana 46206-6110    Indianapolis, Indiana 46204

Your request for a redemption must include your letter of instruction, including the Fund's name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in proper form are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Funds may also require that signatures be guaranteed for redemptions of $100,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (800) 934-5550 if you have questions. At the discretion of the Funds or the Funds' transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to ensure proper authorization.

BY TELEPHONE

You may redeem any part of your account (up to $100,000) in the Funds by calling Shareholder Services at (800) 934-5550. You must first complete the optional Telephone Redemption section of the investment application to institute this option. The Funds, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

                               IMS FAMILY OF FUNDS
                               -------------------
                              HOW TO REDEEM SHARES

The Funds or the transfer agent may terminate the telephone redemption and exchange procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

ADDITIONAL INFORMATION


If you are not certain of the requirements for a redemption, please call Shareholder Services at (800) 934-5550. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission), the Funds may suspend redemptions or postpone payment dates. You may be assessed a fee if a Fund incurs bank charges because you request that the Fund re-issue a redemption check.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $5,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of each Fund are also subject to involuntary redemption if the Board of Trustees determines it necessary to liquidate a Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult a tax advisor.


THE FUNDS' POLICY ON MARKET TIMING. The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of a Fund's shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing each Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all shareholders of the Funds. The Board of Trustees has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Funds. A 0.50% short-term redemption fee will be assessed by each Fund against investment proceeds withdrawn within 90 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, each Fund uses a "first-in, first-out" method to determine the 90-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.


If you invest in a Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket ("Financial Intermediary"), the Financial Intermediary may, in lieu of charging the redemption fee explained in this Prospectus, enforce its own market timing policy. "Omnibus accounts" that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Funds' advisor, due to changes in an investor's circumstances, such as death. No exceptions will be granted to persons believed to be "market-timers."

                               IMS FAMILY OF FUNDS
                               -------------------
                              HOW TO REDEEM SHARES

While the Funds attempt to deter market timing, there is no assurance that each Fund will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide each Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that a Fund will be able to apply the fee to such accounts in an effective manner. In addition to the redemption fee, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

                               IMS FAMILY OF FUNDS
                               -------------------
                        DETERMINATION OF NET ASSET VALUE


The price you pay for your shares is based on the applicable Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.


Each Fund's assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the advisor. Good faith pricing also is permitted if, in the advisor's opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund's NAV calculation that may affect a security's value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than other securities. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security.

                               IMS FAMILY OF FUNDS
                               -------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. Each Fund typically distributes substantially all of its net investment income in the form of dividends and any net realized capital gains to its shareholders. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request. The Strategic Income Fund will distribute its net investment income and certain short-term capital gains monthly. The Value Fund and the Strategic Allocation Fund expect that their distributions will consist primarily of capital gains. The Strategic Income Fund expects that its distributions will consist primarily of income.


TAXES. Investment income distributed by a Fund generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income except as described in the table on the next page. Dividends normally will be distributed by the Capital Value and Allocation Funds on an annual basis. Dividends normally will be distributed by the Income Fund on a monthly basis.

The Funds typically distribute net realized capital gains (the excess of net long-term capital gain over net short-term capital loss) to shareholders at least once a year, although the Strategic Income Fund may distribute certain short-term capital gains monthly. Capital gains are generated when a Fund sells its assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at long-term capital gains rates. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.


Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the applicable Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

You may want to avoid making a substantial investment when a Fund is about to make its taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

                               IMS FAMILY OF FUNDS
                               -------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund's shareholders. These transactions typically create the following tax liabilities for taxable accounts:

SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES FOR TAXABLE ACCOUNTS

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act").

    TYPE OF TRANSACTION                            TAX STATUS

    Qualified dividend income                      Generally maximum 15% on
                                                   non-corporate taxpayers

    Net short-term capital gain distributions      Ordinary income rate

    Net long-term capital gain distributions       Generally maximum 15% on
                                                   non-corporate taxpayers*

    Sales of shares                                Gains taxed at generally
    (including redemptions) owned                  maximum 15% on non-corporate
    more than one year                             taxpayers*

    Sales of shares                                Gains are taxed at the same
    (including redemptions) owned                  rate as ordinary income;
    for one year or less                           losses are subject to special
                                                   rules

    * FOR GAINS REALIZED BETWEEN MAY 6, 2003 AND DECEMBER 31, 2008.

Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that a Fund has ordinary income from the investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.


BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE AND LOCAL TAX CONSEQUENCES.

                               IMS FAMILY OF FUNDS
                               -------------------
                             MANAGEMENT OF THE FUNDS


IMS Capital Management, Inc., 8995 S.E. Otty Road, Portland, Oregon 97086, serves as investment advisor to the Funds. IMS Capital Management, Inc. is an independent investment advisory firm that has been managing equity and fixed income portfolios for a select group of clients since 1988. The advisor currently manages accounts for institutions, retirement plans, individuals, trusts and small businesses, both taxable and non-taxable.

For the fiscal year ended June 30, 2006, each Fund paid the advisor a management fee equal to 1.26% of the Fund's average daily net assets. The advisor contractually has agreed to waive its fees and/or reimburse expenses of the Capital Value Fund to maintain total annual operating expenses, excluding brokerage costs, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, at 1.48% of net assets to the extent such net assets are less than $200 million, and at 1.38% for as long as the Fund's net assets exceed $200 million. With respect to each of the Strategic Income Fund and the Strategic Allocation Fund, the advisor contractually has agreed to waive its fees and/or reimburse expenses to maintain total annual operating expenses as described above at 1.96% of each Fund's net assets. The contractual agreement with respect to each Fund is in effect through August 31, 2007. Any waiver or reimbursement of operating expenses by the advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which such waiver or reimbursement occurs, if the Fund is able to make the payment without exceeding the above-described expense limitations.

For the fiscal year ended June 30, 2006, the advisor received $22,535 in repayment of prior fee waivers and/or expense reimbursements with respect to the Strategic Allocation Fund.

If you invest in an IMS Fund through an investment advisor, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the IMS Funds' behalf. This fee may be based on the number of accounts or may be a percentage, currently up to 0.40% annually, of the average value of IMS Funds' shareholder accounts for which the financial intermediary provides services. The IMS Funds may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the IMS Funds' transfer agent or other service providers if the shares were purchased directly from the IMS Funds. To the extent that these fees are not paid by the IMS Funds, the advisor to the IMS Funds may pay a fee to financial intermediaries for such services.

To the extent that the advisor, not the IMS Funds, pays a fee to a financial intermediary for distribution or shareholder services, the advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the IMS Funds and the nature of the services provided by the financial intermediary. Although neither the IMS Funds nor the advisor pays for the IMS Funds to be included in a financial intermediary's "preferred list" or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the IMS Funds may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling IMS Funds' shares rather than other mutual funds, particularly where such payments exceed those associated with other funds.

The Funds' annual report for the fiscal year ended June 30, 2006 contains information about the factors that the Board of Trustees considered in approving each Fund's management agreement.

                               IMS FAMILY OF FUNDS
                               -------------------
                             MANAGEMENT OF THE FUNDS

PORTFOLIO MANAGERS:


CARL. W. MARKER. Mr. Marker has been primarily responsible for the management of each Fund (including its predecessor) since inception. Mr. Marker serves as the sole portfolio manager of the Capital Value Fund and the Strategic Income Fund, and he is co-portfolio manager of the Strategic Allocation Fund. As co-portfolio manager of the Strategic Allocation Fund, Mr. Marker reviews, and has ultimate decision-making authority over, the Fund's strategic decisions and investments. Mr. Marker has served as Chairman, President and primary portfolio manager of the advisor since 1988, and he began privately managing individual portfolios in 1981. Mr. Marker, who graduated from the University of Oregon, previously worked for divisions of both General Motors and Mercedes-Benz as a financial systems analyst before founding IMS Capital Management, Inc.

ARTHUR NUNES. Mr. Nunes joined the advisor as co-portfolio manager of the Strategic Allocation Fund in June 2003. Mr. Nunes is responsible for designing and implementing the investment strategy of the Strategic Allocation Fund, including making day-to-day investment decisions. Mr. Nunes has over 20 years of experience providing portfolio management and financial advisory services. From March 1995 to May 2003, Mr. Nunes was employed as a portfolio manager with RBC Dain Rauscher. Mr. Nunes earned a Bachelor of Science degree from Ohio State University, and the Chartered Market Technician designation in 2006.

The Funds' Statement of Additional Information provides additional information about the Funds' portfolio managers, including each portfolio manager's compensation, other accounts that they manage, and their ownership of shares of the Funds.

                               IMS FAMILY OF FUNDS
                               -------------------
                          OTHER INVESTMENT INFORMATION

GENERAL


Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, securities of no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, a Fund may not achieve its investment objective.


The investment objective and strategies of each Fund may be changed without shareholder approval.

INCOME TRUSTS. Each Fund may invest in income trusts, including real estate investment trusts, business trusts and oil royalty trusts. Income trusts are operating businesses that have been put into a trust. They pay out the bulk of their free cash flow to unit holders. These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date, and typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.

REAL ESTATE INVESTMENT TRUSTS. A real estate investment trust ("REIT") is an income trust that invests substantially all of its assets in interests in real estate. Equity REITs are those that purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. Real estate-related equity securities also include those insured by real estate developers, companies with substantial real estate holdings (for investment or as part of their operations), as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders or mortgage servicing companies. Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

OIL ROYALTY TRUSTS. Each Fund may invest in oil royalty trusts that are traded on the stock exchanges (including foreign stock exchanges). Oil royalty trusts pass on to unitholders the cash flow received from the sale of the oil and gas produced from the oil and gas reserves underlying the royalty trust, after certain deductions. As such, royalty trust distribution levels and unit prices are highly dependent on commodity prices, which can be highly volatile. Moreover, as the underlying oil and gas reserves are produced, the remaining reserves attributable to the trust are depleted. The ability of the trust to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Oil royalty trusts manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions.

Because they distribute the bulk of their cash flow to unitholders, oil royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or debt securities. Consequently, the trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity and reserve risk as well as operating risk. Hedging strategies utilized by these trusts can provide partial mitigation against commodity risk, while reserve risk can only be addressed through appropriate due diligence prior to investment. As with REITs, management plays a very important role in mitigating these inherent risks while maximizing value through prudent corporate and asset acquisitions and exploitation of existing reserves of oil and gas. When a Fund invests in foreign oil royalty trusts, it will also be subject to foreign securities risks, which are more fully described below.

                               IMS FAMILY OF FUNDS
                               -------------------
                          OTHER INVESTMENT INFORMATION

BUSINESS TRUSTS. A business trust is an income trust that invests primarily in entities whose principal business is in the manufacturing, service or general industrial sectors. One of the primary attractions of business trusts, in addition to their relatively high yield, is their ability to enhance diversification in the portfolio as they cover a broad range of industries and geographies, including public refrigerated warehousing, mining, coal distribution, sugar distribution, forest products, retail sales, food sales and processing, chemical recovery and processing, data processing, gas marketing and check printing. Investments in business trusts are subject to risks related to the underlying operating companies controlled by such trusts. These risks will vary depending on the industries represented by the underlying investments.

OTHER INVESTMENT COMPANIES


Each Fund may invest in other investment companies, including mutual funds, money market funds and ETFs. Subject to the restrictions and limitations of the Investment Company Act of 1940, each Fund may elect to pursue its investment objectives either by investing directly in securities or by investing in one or more of these investment company vehicles that have substantially similar investment objectives, policies and limitations as the Fund.

ETFs in which a Fund may invest include S&P Depositary Receipts ("SPDRs"), S&P Sector SPDRs, iShares, streetTRACKS, HOLDRs and other security baskets. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. The price and dividend yield of SPDRs and S&P Sector SPDRs track the movement of the appropriate S&P index relatively closely. There are other exchange-traded funds, such as iShares and streetTRACKS, that own the stocks in various sector indexes. HOLDRs are a fixed basket of approximately twenty stocks of companies in a particular industry, sector or other group. These groups include biotech, business-to-business, internet, pharmaceutical, retail and telecommunications HOLDRs, among others. Each Fund may also invest in various sector exchange-traded funds such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, or Utilities Select Sector Index. Additionally, the Fund may invest in new exchange-traded shares as they become available.


When a Fund invests in other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative.

OPTIONS

Up to 10% of each Fund's net assets may be invested in purchases of put and call options involving individual securities and market indexes. Each Fund may purchase put options and sell covered call options on equity securities and securities indexes, in an effort to capture gains from a decline in those securities and as a hedge against adverse market conditions. The advisor may use the purchase of call options or sale of covered put options as additional tools for participating in upward price movements.

When a Fund buys a call option on a security or an index, it has the right to any appreciation in the value of the security or index over a fixed price (known as the exercise price) any time up to a certain date in the future (the "expiration date"). In return for this right, the Fund pays the current market price for the option (known as the option premium). If an increase in the value of the security or index causes the option to increase in value to a level that is higher than the option premium the Fund paid, the Fund will profit on the overall position. When a Fund writes (sells) a call option, the Fund receives the option premium, but will lose money if an increase in the value of the security or index causes the Fund's costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. Each Fund will sell a call option only if the obligation taken on by the sale of the call is "covered," either 1) by owning the underlying

                               IMS FAMILY OF FUNDS
                               -------------------
                          OTHER INVESTMENT INFORMATION

security or (for an option on a stock index) by holding a portfolio of securities substantially replicating the movement of the index, 2) by maintaining cash equal to the current market price of the security or index, 3) by owning another call option on the same underlying security or index with the same or a later expiration date and the same or a lower strike price, or 4) by owning another call option on the same underlying security or index with the same or a later expiration date and a higher strike price in addition to cash equal to the difference between the strike price of the sold call and the strike price of the purchased call.

When a Fund buys a put option on a security or an index, it has the right to receive a payment based on any depreciation in the value of the security or index below the exercise price. The Fund will profit on the overall position if a decrease in the value of the security or index causes the option to increase in value to a level that is higher than the option premium the Fund paid. When a Fund writes (sells) put options, the Fund receives the option premium, but will lose money if a decrease in the value of the security or index causes the Fund's costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. Each Fund will sell a put option only if the obligation taken on by the sale of the put is "covered," either 1) by maintaining cash equal to the amount necessary to purchase the underlying security if exercised, 2) by owning another put option with the same or a later expiration date and the same or a higher strike price, or 3) by owning another put option with the same or a later expiration date and a lower strike price in addition to cash equal to the difference between the strike price of the sold put and the strike price of the purchased put.

FOREIGN SECURITIES

While each Fund emphasizes investments in securities traded on a U.S. exchange, each Fund may invest some of its assets in foreign-traded securities, including securities of issuers located in emerging markets. Foreign securities refer to securities of issuers, wherever organized, that, in the advisor's judgment, have their principal business activities outside of the U.S. Investments in foreign securities involve different risks than U.S. investments, including potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. In addition, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). These currency movements may negatively impact the value of a Fund's portfolio even when there is no change in the value of the related security in the issuer's home country.

Investing in emerging markets imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; and unavailability of currency hedging techniques. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

                               IMS FAMILY OF FUNDS
                               -------------------
                              FINANCIAL HIGHLIGHTS



The following tables are intended to help you better understand the financial performance of each Fund (and its Predecessor Fund). Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information for the yearS ended June 30, 2006, 2005, and 2004 have been audited by Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), whose report, along with each Fund's financial statements, is included in each Fund's annual report, which is available upon request. Information for all other years was audited by the Funds' previous auditors.


                             IMS CAPITAL VALUE FUND
                             ----------------------
                              FINANCIAL HIGHLIGHTS
               FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                    YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                 JUNE 30, 2006    JUNE 30, 2005   JUNE 30, 2004   JUNE 30, 2003   JUNE 30, 2002
                                 -------------    -------------   -------------   -------------   -------------
SELECTED PER SHARE DATA
Net asset value,
  beginning of period              $   18.50       $   17.95      $   14.05        $   11.93        $  13.87
                                   ---------       ---------      ---------        ---------        --------
Income from investment
  operations
  Net investment income (loss)         (0.02)          (0.06)         (0.10)(a)        (0.04)(a)        0.04(a)
  Net realized and unrealized
    gain (loss) on investments          2.33            1.58           4.48             2.21           (0.19)
                                   ---------       ---------      ---------        ---------        --------
Total from investment operations        2.31            1.52           4.38             2.17           (0.15)
                                   ---------       ---------      ---------        ---------        --------

LESS DISTRIBUTIONS TO
SHAREHOLDERS:
  From net investment income         --              --             --                 (0.03)        --
  From net realized gain               (1.08)          (0.97)         (0.48)         --                (1.79)
  From return of capital             --              --             --                 (0.02)        --
                                   ---------       ---------      ---------        ---------        --------
Total distributions                    (1.08)          (0.97)         (0.48)           (0.05)          (1.79)
                                   ---------       ---------      ---------        ---------        --------

Paid in capital from
  redemption fees (b)                --              --             --               --              --
                                   ---------       ---------      ---------        ---------        --------

Net asset value, end of period     $   19.73       $   18.50      $   17.95        $   14.05        $  11.93
                                   =========       =========      =========        =========        ========

Total Return (c)                       12.72%           8.66%         31.46%           18.28%          (1.05)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)    $ 165,562       $  91,373      $  88,475        $  31,405        $ 17,144
Ratio of expenses to average
  net assets                            1.48%           1.50%          1.59%            1.59%           1.59%
Ratio of expenses to average
net assets before waiver
  & reimbursement                       1.52%           1.62%          1.60%            2.05%           2.23%
Ratio of net investment income
  (loss) to average net assets         (0.13)%         (0.37)%        (0.60)%          (0.34)%          0.29%
Ratio of net investment income
  (loss) to average net assets
  before waiver & reimbursement        (0.17)%         (0.49)%        (0.61)%          (0.79)%         (0.35)%
Portfolio turnover rate                28.98%          32.63%         46.69%           44.72%          33.40%


     (a) NET INVESTMENT INCOME (LOSS) PER SHARE IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.

     (b)  REDEMPTION FEES RESULTED IN LESS THAN $0.005 PER SHARE IN EACH PERIOD.

     (c) TOTAL RETURN IN THE ABOVE TABLE REPRESENTS THE RATE THAT THE INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND, ASSUMING REINVESTMENT OF DIVIDENDS.

                            IMS STRATEGIC INCOME FUND
                            -------------------------
                              FINANCIAL HIGHLIGHTS
               FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                         YEAR ENDED      YEAR ENDED    PERIOD ENDED       PERIOD ENDED
                                       JUNE 30, 2006   JUNE 30, 2005  JUNE 30, 2004(a)  AUGUST 31, 2003(b)
                                       -------------   -------------  ----------------  ------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period      $  10.36       $  10.50       $   11.10         $  10.00
                                          --------       --------       ---------         --------
Income from investment operations
  Net investment income                       0.68           0.71            0.60             0.61(c)
  Net realized and unrealized gain
    (loss) on investments                     0.31           0.25           (0.56)            1.00
                                          --------       --------       ---------         --------
Total from investment operations              0.99           0.96            0.04             1.61
                                          --------       --------       ---------         --------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                 (0.72)         (0.69)          (0.62)           (0.51)
  From net realized gain                      --   (d)      (0.41)          (0.02)            --
                                          --------       --------       ---------         --------
Total distributions                          (0.72)         (1.10)          (0.64)           (0.51)
                                          --------       --------       ---------         --------

Paid in capital from redemption fees(e)       --             --              --               --
                                          --------       --------       ---------         --------

Net asset value, end of period            $  10.63       $  10.36       $   10.50         $  11.10
                                          ========       ========       =========         ========

Total Return(f)                               9.90%          9.35%           0.33%(g)        16.31%(f)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)           $ 67,911       $ 64,012       $  51,334         $ 27,580
Ratio of expenses to average net assets       1.57%          1.64%           1.63%(h)         1.96%(h)
Ratio of expenses to average net assets
  before waiver & reimbursement               1.57%          1.64%           1.63%(h)         2.14%(h)
Ratio of net investment income to
  average net assets                          6.69%          6.83%           6.52%(h)         6.77%(h)
Ratio of net investment income to
  average net assets before waiver
  & reimbursement                             6.69%          6.83%           6.52%(h)         6.58%(h)
Portfolio turnover rate                      90.14%        110.64%         163.53%           18.01%


   (a) FOR THE PERIOD SEPTEMBER 1, 2003 TO JUNE 30, 2004. THE FUND ELECTED TO CHANGE ITS FISCAL YEAR END TO JUNE 30.

     (b) FOR THE PERIOD NOVEMBER 5, 2002 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2003.

     (c) NET INVESTMENT INCOME PER SHARE IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

     (d)  CAPITAL GAINS DISTRIBUTED AMOUNTED TO LESS THAN $0.005 PER SHARE.

     (e)  REDEMPTION FEES RESULTED IN LESS THAN $0.005 PER SHARE IN EACH PERIOD.

     (f) TOTAL RETURN IN THE ABOVE TABLE REPRESENTS THE RATE THAT THE INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND, ASSUMING REINVESTMENT OF DIVIDENDS.

     (g)  NOT ANNUALIZED.

     (h)  ANNUALIZED.



                          IMS STRATEGIC ALLOCATION FUND
                          -----------------------------
                              FINANCIAL HIGHLIGHTS
               FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                          YEAR ENDED     YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                        JUNE 30, 2006   JUNE 30, 2005   JUNE 30, 2004   JUNE 30, 2003(a)
                                        -------------   -------------   -------------   ----------------
SELECTED PER SHARE DATA
Net asset value, beginning of period       $  12.29       $   12.30      $   10.56        $  10.00
                                           --------       ---------      ---------        --------
Income from investment operations
  Net investment (loss)                        0.12           (0.05)         (0.15)(b)       (0.05)(b)
  Net realized and unrealized gain
     (loss) on investments                     0.64            0.35           2.00            0.61
                                           --------       ---------      ---------        --------
Total from investment operations               0.76            0.30           1.85            0.56
                                           --------       ---------      ---------        --------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                  (0.09)           --             --              --
  From net realized gain                      (0.21)          (0.31)         (0.11)           --
  From return of capital                      (0.08)           --             --              --
                                           --------       ---------      ---------        --------
Total distributions                           (0.38)          (0.31)         (0.11)           --
                                           --------       ---------      ---------        --------

Paid in capital from redemption fees(c)        --              --             --              --
                                           --------       ---------      ---------        --------

Net asset value, end of period             $  12.67       $   12.29      $   12.30        $  10.56
                                           ========       =========      =========        ========

TOTAL RETURN(d)                                6.23%           2.37%         17.60%           5.60%(e)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)            $ 19,925       $  23,242      $  20,212        $  3,900
Ratio of expenses to average net assets        1.96%           1.96%          1.96%           1.96%(f)
Ratio of expenses to average net assets
  before waiver & reimbursement                1.96%           1.96%          2.19%           4.75%(f)
Ratio of net investment income (loss) to
  average net assets                           1.00%          (0.48)%        (1.25)%          0.85%(f)
Ratio of net investment income (loss) to
  average net assets before waiver
  & reimbursement                              1.00%          (0.48)%        (1.48)%         (3.65)%(f)
Portfolio turnover rate                       55.15%          90.75%        146.64%         226.36%


     (a) FOR THE PERIOD NOVEMBER 5, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH JUNE 30, 2003.
     (b) NET INVESTMENT LOSS PER SHARE IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
     (c)  REDEMPTION FEES RESULTED IN LESS THAN $0.005 PER SHARE IN EACH PERIOD.
     (d) TOTAL RETURN IN THE ABOVE TABLE REPRESENTS THE RATE THAT THE INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND, ASSUMING REINVESTMENT OF DIVIDENDS.
     (e)  NOT ANNUALIZED.
     (f)  ANNUALIZED.


                               IMS FAMILY OF FUNDS
                               -------------------
                                 PRIVACY POLICY




The following is a description of the IMS Funds' policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of the Funds through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.


CATEGORIES OF INFORMATION THE FUNDS COLLECT

The Funds collect the following nonpublic personal information about you:

     o Information the Funds receive from you on or in applications or other forms, correspondeore, conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

     o Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis and information, and other financial information).

CATEGORIES OF INFORMATION THE FUNDS DISCLOSE

The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Funds' custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY

The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.


DISPOSAL OF INFORMATION

The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

                               IMS FAMILY OF FUNDS
                               -------------------
                              FOR MORE INFORMATION



You can find additional information about the IMS Funds in the following documents:

ANNUAL AND SEMI ANNUAL REPORTS: While the Prospectus describes the Funds' potential investments, the Annual and Semi Annual Reports detail the Funds' actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The Statement of Additional Information ("SAI") supplements the Prospectus and contains detailed information about each Fund and its investment restrictions, risks and policies and operations, including the Funds' policies and procedures relating to the disclosure of portfolio holdings by the Funds' affiliates. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current Annual and Semi Annual Reports, as well as the SAI, by contacting Shareholder Services at (800) 934-5550. You may also request other information about the Funds and make shareholder inquiries. Alternatively, the Funds' SAI and Annual and Semi Annual reports are available, free of charge, at the advisor's Internet site at www.imscapital.com.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0109.




Investment Company Act #811-21237

                               IMS FAMILY OF FUNDS
                               -------------------
                                   PROSPECTUS

                                    TRUSTEES
                               Gary E. Hippenstiel
                               Stephen A. Little
                                Daniel J. Condon
                              Ronald C. Tritschler

                                    OFFICERS
                          Anthony J. Ghoston, President
                     Terrance P. Gallagher, Vice President,
                 Interim Chief Financial Officer and Treasurer
                           Heather Barnes, Secretary
                     Lynn E. Wood, Chief Compliance Officer

                               INVESTMENT ADVISOR
                          IMS Capital Management, Inc.
                               8995 S.E. Otty Road
                             Portland, Oregon 97086

                                   DISTRIBUTOR
                       Unified Financial Securities, Inc.
                           431 N. Pennsylvania Street
                           Indianapolis, Indiana 46204

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                         Cohen Fund Audit Services, Ltd.
                        800 Westpoint Pkwy., Suite 1100
                              Westlake, Ohio 44145

                                  LEGAL COUNSEL
                               Thompson Coburn LLP
                               One U.S. Bank Plaza
                           St. Louis, Missouri 63101

                                    CUSTODIAN
                        Huntington National Bank 41 South
                                    High St.
                              Columbus, Ohio 43215

                          ADMINISTRATOR, TRANSFER AGENT
                               AND FUND ACCOUNTANT
                           Unified Fund Services, Inc.
                           431 N. Pennsylvania Street
                          Indianapolis, Indiana 46204

                             IMS CAPITAL VALUE FUND
                            IMS STRATEGIC INCOME FUND
                          IMS STRATEGIC ALLOCATION FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 30, 2006

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the IMS Funds dated August 30, 2006. This SAI incorporates by reference the IMS Family of Funds' Annual Report to Shareholders for the fiscal year ended June 30, 2006 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the Funds' Transfer Agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling Shareholder Services at (800) 934-5550.


                                TABLE OF CONTENTS
                                                                          PAGE

DESCRIPTION OF THE TRUST AND FUNDS............................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS.........3

INVESTMENT LIMITATIONS.......................................................14

INVESTMENT ADVISOR...........................................................17


TRUSTEES AND OFFICERS........................................................20

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................23

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM.....................................23


PORTFOLIO TURNOVER...........................................................24

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................24

DISCLOSURE OF PORTFOLIO HOLDINGS.............................................26

DETERMINATION OF NET ASSET VALUE.............................................27

REDEMPTION IN-KIND...........................................................29

STATUS AND TAXATION OF THE FUNDS.............................................29

CUSTODIAN....................................................................31

FUND SERVICES................................................................32


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................33


DISTRIBUTOR..................................................................33

PROXY VOTING POLICIES........................................................33

FINANCIAL STATEMENTS.........................................................34

DESCRIPTION OF THE TRUST AND FUNDS


         IMS Capital Value Fund (the "Value Fund") was organized as a diversified series of Unified Series Trust (the "Trust") on June 6, 2004. IMS Strategic Allocation Fund (the "Strategic Allocation Fund") and IMS Strategic Income Fund (the "Strategic Income Fund" and collectively with the Value Fund and the Strategic Allocation Fund, the "Funds") were organized as non-diversified series of the Trust on June 6, 2004. Each of the Value Fund, Strategic Allocation Fund and Strategic Income Fund acquired all the assets of the IMS Capital Value Fund, the IMS Strategic Allocation Fund and the IMS Strategic Income Fund, respectively, each a series of AmeriPrime Funds, on August 31, 2004 (each a "Predecessor Fund") in a tax-free reorganization. The Predecessor Fund to the Value Fund was organized on July 25, 1996 and commenced operations on August 5, 1996. The Predecessor Fund to each of the Strategic Allocation Fund and the Strategic Income Fund was organized on September 30, 2002 and commenced operations on November 5, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The Funds' advisor is IMS Capital Management, Inc. (the "Advisor").


         The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Funds and the Transfer Agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. Each Fund may offer additional classes of shares in the future. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Funds have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. Each share of a Fund is subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

         For information concerning the purchase and redemption of shares of the Funds, see "How to Buy Shares" and "How to Redeem Shares" in the Funds' Prospectus. For a description of the methods used to determine the share price and value of the Funds' assets, see "Determination of Net Asset Value" in the Funds' Prospectus and in this SAI.

         Each Fund may authorize one or more brokers and other intermediaries to receive, on its behalf, purchase and redemption orders. Such brokers would be permitted to designate other intermediaries to receive purchase and redemption orders on behalf of such Fund. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the applicable Fund's net asset value next computed after the orders are received by an authorized broker or broker's authorized designee, and accepted by the Fund.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

         This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques they may use.

         A. EQUITY SECURITIES. Equity securities include common stock, American Depositary Receipts (ADRs), preferred stock and common stock equivalents (such as convertible preferred stock, rights and warrants). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Value Fund may invest up to 5% of its net assets at the time of purchase in convertible preferred stock, convertible debentures, rights or warrants. The Value Fund reserves the right to invest in foreign stocks, through the purchase of American Depositary Receipts, provided the companies have substantial operations in the U.S. and do not exceed 5% of the Fund's net assets. The Strategic Allocation Fund may invest up to 10% of its assets in ADRs.

         Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. The Advisor expects that generally the preferred stocks in which a Fund invests will be rated at least BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Services, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Advisor.

         Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities. Rights are similar to warrants, but normally have shorter durations.

         B. INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Fund may invest in other investment companies, including mutual funds, money market funds and ETFs. Subject to the restrictions and limitations of the Investment Company Act of 1940, each Fund may elect to pursue its investment objectives either by investing directly in securities, or by investing indirectly in securities through investments in one or more of these investment company vehicles that invest in securities that the Fund may purchase.


         ETFs in which a Fund may invest include SPDRs (S&P Depositary Receipts, known as "Spiders"), DIAMONDS, QQQQs and a number of other exchange-traded funds. SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. Exchange-traded products also include iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and Vanguard ETFs. To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector. Additionally, each Fund may invest in new exchange-traded shares as they become available.


         When a Fund invests in other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative.

         C. AMERICAN DEPOSITARY RECEIPTS. American Depositary Receipts are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer. To the extent that a Fund invests in foreign securities, such investments may be subject to special risks, which are more fully described below.

         D. COVERED CALL OPTIONS. Each Fund may write (sell) covered call options on common stocks in the Fund's portfolio. A covered call option on a security is an agreement to sell a particular portfolio security if the option is exercised at a specified price, or before a set date. A Fund profits from the sale of the option, but gives up the opportunity to profit from any increase in the price of the stock above the option price, and may incur a loss if the stock price falls. Risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. The Funds will only engage in exchange-traded options transactions.

         E. LOANS OF PORTFOLIO SECURITIES. The Funds may make short and long term loans of portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Advisor in response to requests of broker-dealers or institutional investors which the Advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter that the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

         F. PURCHASES OF OPTIONS. Up to 10% of each Fund's net assets may be invested in purchases of put and call options involving individual securities and market indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. Options are traded on organized exchanges and in the over-the-counter market.

         The purchase of options involves certain risks. The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in a Fund losing a greater percentage of its investment than if the transaction were effected directly.

         G. REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements fully collateralized by U.S. Government obligations. A repurchase agreement is a short-term investment in which the purchaser (I.E., a Fund) acquires ownership of an obligation issued by the U.S. Government or by an agency of the U.S. Government ("U.S. Government Obligations") (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with Huntington National Bank (the Funds' custodian), other banks with assets of $1 billion or more, and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which each Fund engages in repurchase transactions.


         H. FIXED INCOME SECURITIES. Although the Value Fund intends to invest primarily in U.S. common stocks, the Advisor reserves the right, during periods of unusually high interest rates or unusual market conditions, to invest in fixed income securities for preservation of capital, total return and capital gain purposes, if the Advisor believes that such a position would best serve the Fund's investment objective. The Strategic Allocation Fund may invest up to 70% of its assets in fixed income securities, and the Strategic Income Fund will invest primarily in fixed income securities. Fixed income securities include corporate debt securities, U.S. government securities and participation interests in such securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

         CORPORATE DEBT SECURITIES - Each Fund may invest in corporate debt securities. These are bonds, notes, debentures and investment certificates issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper, which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Advisor considers corporate debt securities to be of investment-grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.


         REVERSE CONVERTIBLE NOTES - Each Fund may invest in reverse convertible notes. Reverse convertible notes are short-term notes (i.e., with maturities of 1 year or less) that are linked to individual equity securities or broad market indices (e.g., the Nasdaq 100, S&P 500, etc), and which make regular interest payments, but also have a put option attached which is exercisable only if the price of the related equity security drops below a stated price. Reverse convertible notes offer limited protection against falling prices in the equity security to which they are linked by allowing for price decreases up to a predetermined amount while still providing a return of principal at maturity. At maturity, the investor has the option of receiving the amount of the principal, or a fixed number of the linked security if the security closed below the limit price at any time from the valuation date to the settlement date (the valuation date is typically four days prior to the settlement date). Reverse convertible notes are subject to similar risks as those of the linked equity securities, such as the risk that the price of the related security may fall significantly, causing the value of the note to drop. In addition, reverse convertible notes typically do not have the same price appreciation potential as the linked securities because, at maturity, the value of the note may not appreciate above the initial principal amount. If a reverse convertible note is sold prior to maturity, the redemption price may be less than the original investment amount.

         HIGH YIELD DEBT SECURITIES ("JUNK BONDS") - Each Fund may invest in securities that are below investment grade. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns. An economic downturn could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest.


         The prices of high yield securities have been found to be more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security owned by a Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and a Fund's net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash. High yield securities also present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield security's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences unexpected net redemptions, this may force it to sell its high yield securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.

         In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield securities, and this may have an impact on a Fund's ability to accurately value high yield securities and the Fund's assets and on the Fund's ability to dispose of the securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly traded market.

         There are also special tax considerations associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. For example, each Fund reports the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Also, the shareholders are taxed on this interest even if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

         MUNICIPAL SECURITIES - Each Fund may invest in municipal securities. These are long and short term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax exempt bonds, tax exempt notes and tax exempt commercial paper. Municipal notes, which are generally used to provide short term capital needs and have maturities of one year or less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Tax exempt commercial paper typically represents short term, unsecured, negotiable promissory notes. Each Fund may invest in other municipal securities such as variable rate demand instruments.


         The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

         The Advisor considers municipal securities to be of investment grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody's, or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Funds may invest in securities rated below investment grade.

         U.S. GOVERNMENT SECURITIES - Each Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

         MORTGAGE-BACKED SECURITIES - Each Fund may invest in mortgage-backed securities. These securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

         COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) - Each Fund may invest in CMOs. CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity that issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses.


         ZERO COUPON AND PAY IN KIND BONDS - Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Each Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, a Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, a Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.


         The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

         Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the applicable Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. No Fund will invest more than 5% of its net assets in pay-in-kind bonds.


         FINANCIAL SERVICE INDUSTRY OBLIGATIONS - Financial service industry obligations include among others, the following:

         (1) CERTIFICATES OF DEPOSIT. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

         (2) BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

         ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES - The Strategic Income Fund may invest in asset-backed securities. These securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate holder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments that shorten the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. The Strategic Income Fund will not invest more than 5% of its net assets in asset-backed or receivable-backed securities.

         RULE 144A SECURITIES. Subject to Board oversight, each Fund may invest in Rule 144A securities that the Advisor determines to be liquid. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. Rule 144A securities are not considered to be illiquid for purposes of the Funds' illiquid securities policy, which prohibits any Fund from investing in illiquid securities, if such securities satisfy the conditions enumerated in Rule 144A and are determined to be liquid by the Advisor in accordance with the requirements established by the Trust. In determining the liquidity of such securities, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


         I.       FOREIGN SECURITIES.

         GENERAL. Each Fund may invest in foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

         Decreases in the value of currencies of the foreign countries in which a Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

         EMERGING MARKETS SECURITIES. Each Fund may purchase securities of issuers located in emerging market countries and, as such, the Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular issuer.

         Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

         Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

         J. INCOME TRUSTS. Each Fund may invest in income trusts, including real estate investment trusts, business trusts and oil royalty trusts. Income trusts are operating businesses that have been put into a trust. They pay out the bulk of their free cash flow to unit holders. The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly) distributions. These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date. These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.

         REAL ESTATE INVESTMENT TRUSTS. Each Fund may invest in real estate investment trusts ("REITs"). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. In addition, REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

         BUSINESS TRUSTS. A business trust is an income trust where the principal business of the underlying corporation or other entity is in the manufacturing, service or general industrial sectors. It is anticipated that the number of businesses constituted or reorganized as income trusts will increase significantly in the future. Conversion to the income trust structure is attractive to many existing mature businesses with relatively high, stable cash flows and low capital expenditure requirements, due to tax efficiency and investor demand for high-yielding equity securities. One of the primary attractions of business trusts, in addition to their relatively high yield, is their ability to enhance diversification in the portfolio as they cover a broad range of industries and geographies, including public refrigerated warehousing, mining, coal distribution, sugar distribution, forest products, retail sales, food sales and processing, chemical recovery and processing, data processing, gas marketing and check printing. Each business represented is typically characterized by long life assets or businesses that have exhibited a high degree of stability. Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts. These risks may include lack of or limited operating histories and increased susceptibility to interest rate risks.

         OIL ROYALTY TRUSTS. A royalty trust typically controls an operating company which purchases oil and gas properties using the trust's capital. The royalty trust then receives royalties and/or interest payments from its operating company, and distributes them as income to its unit holders. Units of the royalty trust represent an economic interest in the underlying assets of the trust.


         Each Fund may invest in oil royalty trusts that are traded on the stock exchanges. Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unitholders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.


         The operations and financial condition of oil royalty trusts, and the amount of distributions or dividends paid on their securities is dependent on the oil prices. Prices for commodities vary and are determined by supply and demand factors, including weather, and general economic and political conditions. A decline in oil prices could have a substantial adverse effect on the operations and financial conditions of the trusts. Such trusts are also subject to the risk of an adverse change in the regulations of the natural resource industry and other operational risks relating to the energy sector. In addition, the underlying operating companies held or controlled by the trusts are usually involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values. Even if successful, oil and gas prices have fluctuated widely during the most recent years and may continue to do so in the future. The Advisor expects that the combination of global demand growth and depleting reserves, together with current geopolitical instability, will continue to support strong crude oil prices over the long term. However, there is no guarantee that these prices will not decline. Declining crude oil prices may cause a Fund to incur losses on its investments. In addition, the demand in and supply to the developing markets could be affected by other factors such as restrictions on imports, increased taxation, and creation of government monopolies, as well as social, economic and political uncertainty and instability. Furthermore, there is no guarantee that non-conventional sources of natural gas will not be discovered which would adversely affect the oil industry.


         Moreover, as the underlying oil and gas reserves are produced the remaining reserves attributable to the royalty trust are depleted. The ability of a royalty trust to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Certain royalty trusts have demonstrated consistent positive reserve growth year-over-year and, as such, certain royalty trusts have been successful to date in this respect and are thus currently trading at unit prices significantly higher than those of five or ten years ago. Oil royalty trusts manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions.

         When a Fund invests in foreign oil royalty trusts, it will also be subject to foreign securities risks which are more fully described above.


INVESTMENT LIMITATIONS

         FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental ("Fundamental"), I.E., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this SAI, the term "majority" of the outstanding shares of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

         1. BORROWING MONEY. Each Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, which will not be considered as borrowings provided they are fully collateralized.

         2. SENIOR SECURITIES. Each Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and this SAI.

         3. UNDERWRITING. Each Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

         4. REAL ESTATE. Each Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that have a significant portion of their assets in real estate.

         5. COMMODITIES. Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

         6. LOANS. Each Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

         7. CONCENTRATION. Each Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         8. DIVERSIFICATION. With respect to the Value Fund, the Fund will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

                  With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

                  Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.


      NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

         1. PLEDGING. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of a Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

         2. BORROWING. A Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Funds will not invest in reverse repurchase agreements.

         3. MARGIN PURCHASES. The Funds will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options and other permitted investments and techniques.

         4. SHORT SALES. The Funds will not effect short sales.

         5. OPTIONS. The Funds will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and this SAI.

         6. ILLIQUID INVESTMENTS. The Funds may not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

         7. 80% INVESTMENT POLICY. Under normal circumstances, at least 80% of the Strategic Income Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in income producing securities including fixed income securities and dividend paying equity securities. The Fund will not change its policy unless the Fund's shareholders are provided with at least 60 days prior written notice. The notice will be provided in a separate written document, containing the following, or similar, statement in bold-face type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communication to the Fund's shareholders.

INVESTMENT ADVISOR


         The Funds' investment advisor is IMS Capital Management, Inc. (the "Advisor"), 8995 S.E. Otty Road, Portland, Oregon 97086. Carl W. Marker may be deemed to be a controlling person of the Advisor due to his ownership of the shares of the corporation.

         Under the terms of the management agreements (the "Agreements"), the Advisor manages each Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.26% of the average daily net assets of the Fund. The Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of the Capital Value Fund, but only to the extent necessary to maintain total operating expenses, excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, at 1.48% of the average daily net assets to the extent such average daily net assets are less than $200 million, and at 1.38% for as long as the Fund's average daily net assets exceed $200 million. With respect to each of the Strategic Income Fund and the Strategic Allocation Fund, the Advisor has contractually agreed to waive its fees and/or reimburse expenses to maintain total annual operating expenses as described above at 1.96% of each Fund's average daily net assets. The contractual agreement with respect to each Fund is in effect through August 31, 2007. Any waiver or reimbursement of organizational or operating expenses by the Advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which such waiver or reimbursement occurs, provided the Fund is able to make the payment without exceeding the above-described expense limitations.

         The following tables describe the advisory fees paid to the Advisor by the Funds for the last three fiscal years.


   ----------------------------------------------------------------------------------------------------------
                                                  VALUE FUND
   ----------------------------------------------------------------------------------------------------------
    FISCAL YEAR ENDED        ADVISORY FEES ACCRUED       TOTAL FEES REIMBURSED AND/OR    NET ADVISORY FEES
                                                               WAIVED BY ADVISOR                PAID
   --------------------- ------------------------------- ------------------------------ ---------------------
      June 30, 2004                $  754,922                       ($3,511)                   $751,411
   --------------------- ------------------------------- ------------------------------ ---------------------
      June 30, 2005                $1,030,014                     ($100,826)                   $929,188
   --------------------- ------------------------------- ------------------------------ ---------------------
      June 30, 2006                $1,577,119                      ($44,490)                 $1,532,629
   --------------------- ------------------------------- ------------------------------ ---------------------


   ---------------------------------------------------------------------------------------------------------
                                            STRATEGIC INCOME FUND
   ---------------------------------------------------------------------------------------------------------
    FISCAL YEAR ENDED        ADVISORY FEES ACCRUED     TOTAL FEES REIMBURSED AND/OR    NET ADVISORY FEES
                                                              WAIVED BY ADVISOR                PAID
   ----------------------- ---------------------------- ------------------------------ ---------------------
       June 30, 2004                $451,167                         $0                      $451,167*
   ----------------------- ---------------------------- ------------------------------ ---------------------
       June 30, 2005                $720,322                         $0                      $720,322
   ----------------------- ---------------------------- ------------------------------ ---------------------
       June 30, 2006                $864,282                         $0                      $864,282
   ----------------------- ---------------------------- ------------------------------ ---------------------

      * Based on the Predecessor Fund's prior fiscal period of September 1, 2003 through June 30, 2004.



   ----------------------------------------------------------------------------------------------------------
                                           STRATEGIC ALLOCATION FUND
   ----------------------------------------------------------------------------------------------------------
    FISCAL YEAR ENDED        ADVISORY FEES ACCRUED       TOTAL FEES REIMBURSED AND/OR    NET ADVISORY FEES
                                                               WAIVED BY ADVISOR                PAID
   --------------------- ------------------------------- ------------------------------ ---------------------
      June 30, 2004                 $143,707                       ($17,684)                  $126,023
   --------------------- ------------------------------- ------------------------------ ---------------------
      June 30, 2005                 $273,380                          $0                      $273,380
   --------------------- ------------------------------- ------------------------------ ---------------------
      June 30, 2006                 $284,121                          $0                      $284,121*
   --------------------- ------------------------------- ------------------------------ ---------------------

      *For the fiscal year ended June 30, 2006, the advisor also received $22,535 in repayment of prior fee waivers and/or expense reimbursements with respect to the Strategic Allocation Fund.


         The Advisor retains the right to use the name "IMS" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "IMS" automatically ceases ninety days after termination of an Agreement and may be withdrawn by the Advisor on ninety days written notice.

         The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may, from time to time, purchase securities issued by banks that provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.


ABOUT THE PORTFOLIO MANAGERS

         Mr. Carl Marker serves as the sole portfolio manager of each of the Value Fund and Strategic Income Fund, and as the co-portfolio manager for the Strategic Allocation Fund with Mr. Arthur Nunes (each, a "Portfolio Manager"). As of June 30, 2006, each Portfolio Manager was responsible for the management of the following types of accounts, in addition to the Funds:


--------------------- --------------------------- --------------------- ------------------------ ------------------------
PORTFOLIO MANAGER     NUMBER OF                   TOTAL ASSETS           NUMBER OF ACCOUNTS BY    TOTAL ASSETS BY
                      ACCOUNTS BY                 BY                     TYPE SUBJECT TO A        ACCOUNT TYPE SUBJECT
                      ACCOUNT TYPE                ACCOUNT TYPE           PERFORMANCE FEE          TO A PERFORMANCE FEE
--------------------- --------------------------- --------------------- ------------------------ ------------------------
Carl Marker           Mutual Funds:  0             N/A                   N/A                      N/A


                      Retail Accounts:  31         $337.2 million        0                        N/A


                      Hedge Funds:  0              N/A                   N/A                      N/A
--------------------- --------------------------- --------------------- ------------------------ ------------------------
Arthur Nunes          Mutual Funds:  0             N/A                   N/A                      N/A


                      Retail Accounts: 22          $4.6 million          0                        N/A


                      Hedge Funds: 0               N/A                   N/A                      N/A
--------------------- --------------------------- --------------------- ------------------------ ------------------------

         Each Portfolio Manager is compensated for his services by the Advisor. For the fiscal year ended June 30, 2006, Mr. Marker's compensation consisted of a fixed base salary and a discretionary bonus based on the quality of his research contributions, and his overall contribution to the firm's success. For the fiscal year ended June 30, 2006, Mr. Nunes did not receive a fixed or variable salary. As a principal of the firm, he received a negotiated percentage of the advisory fees generated by (i) his established investment advisory practice, and (ii) assets he was able to attract to the Advisor, either through the Funds or individual client accounts. In addition, both Mr. Marker and Mr. Nunes participate in the Advisor's profit sharing plan based on their percentage ownership of the Advisor. Such arrangement provides incentive for the Portfolio Managers to increase revenue through asset gathering, asset retention and preservation and growth of capital.

         Because of the similarity in strategy between the Funds and individual client accounts, very little conflict exists with respect to the allocation of the Portfolio Managers' time. In fact, as a result of combining responsibilities such as asset selection and research, each Portfolio Manager believes he is able to provide both the Fund(s) and the Advisor's other clients with more thorough research and higher quality asset selection. In addition, the Advisor continually monitors each Portfolio Manager's client load and, in the event of an overload, will take any necessary steps to allocate its clients to other employees of the Advisor.

         To the extent a Fund and another of the Advisor's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. The Advisor has written policies and procedures with respect to allocation of block trades and/or investment opportunities among a Fund and other clients of the Advisor. When feasible, the Portfolio Managers will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Funds and other client accounts. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata average price per share basis.

         As of June 30, 2006, the Portfolio Managers' ownership of the Funds was as follows:


   ----------------------------- ---------------------------------- ------------------------------

   PORTFOLIO MANAGER                       NAME OF FUND              DOLLAR RANGE OF FUND SHARES

   ----------------------------- ---------------------------------- ------------------------------
   Carl Marker                              Value Fund                  $500,001 - $1,000,000

                                       Strategic Income Fund               Over $1,000,000

                                  Strategic Allocation Fund                     None

   ----------------------------- ---------------------------------- ------------------------------
                                            Value Fund                     $10,001-$50,000

   Arthur Nunes                        Strategic Income Fund                    None

                                     Strategic Allocation Fund             $10,001-$50,000
   ----------------------------- ---------------------------------- ------------------------------


TRUSTEES AND OFFICERS


         The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

         The following table provides information regarding the Independent Trustees.



----------------------------------------------- ----------------------------------------------------------------------
NAME, ADDRESS*, (DATE OF BIRTH), POSITION       PRINCIPAL OCCUPATION DURING PAST 5 YEARS
WITH TRUST**, TERM OF POSITION WITH TRUST       AND OTHER  DIRECTORSHIPS
----------------------------------------------- ----------------------------------------------------------------------
Gary E. Hippenstiel (1947)                      Director,  Vice  President  and Chief  Investment  Officer  of Legacy
                                                Trust Company,  N.A. since 1992; Chairman of the investment committee
Independent Trustee, December 2002 to present   for W.H.  Donner  Foundation and Donner  Canadian  Foundation,  since
                                                June 2005;  Trustee of  AmeriPrime  Advisors  Trust from July 2002 to
                                                September  2005;  Trustee  of Access  Variable  Insurance  Trust from
                                                April 2003 to August 2005;  Trustee of AmeriPrime  Funds from 1995 to
                                                July 2005; Trustee of CCMI Funds from June 2003 to March 2005.
----------------------------------------------- ----------------------------------------------------------------------
Stephen A. Little (1946)                        President  and founder of The Rose,  Inc.,  a  registered  investment advisor,  since April 1993; Trustee of AmeriPrime Advisors Trust from
Chairman, December 2004 to present;             November 2002 to September 2005; Trustee of AmeriPrime Funds from
Independent Trustee, December 2002 to present   December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to
                                                March 2005.
----------------------------------------------- ----------------------------------------------------------------------
Daniel J. Condon (1950)                         President of International  Crankshaft Inc., an automotive  equipment
                                                manufacturing   company,  since  2004,  Vice  President  and  General
Independent Trustee, December 2002 to present   Manager from 1990 to 2003; Trustee of AmeriPrime  Advisors Trust from
                                                November  2002 to September  2005;  Trustee of The Unified Funds from
                                                1994 to 2002;  Trustee of Firstar  Select Funds,  a REIT mutual fund, from 1997 to 2000;  Trustee of AmeriPrime Funds from December 2002 to
                                                July 2005; Trustee of CCMI Funds from June 2003 to March 2005.
----------------------------------------------- ----------------------------------------------------------------------


*    The address for each trustee is 431 N. Pennsylvania St., Indianapolis, IN  46204.
**   The Trust currently consists of 34 series.

         The Trust's audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing each Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of each Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Funds' independent auditors and the full Board of Trustees. The Audit Committee met six times during the year ended December 31, 2005.

         The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.


----------------------------------------------- ----------------------------------------------------------------------
NAME, ADDRESS*, (DATE OF BIRTH), POSITION       PRINCIPAL OCCUPATION DURING PAST 5 YEARS
WITH TRUST,** TERM OF POSITION WITH TRUST       AND OTHER DIRECTORSHIPS
----------------------------------------------- ----------------------------------------------------------------------
Ronald C. Tritschler (1952)***                  Chief  Executive  Officer,  Director  and Legal  Counsel  of The Webb
                                                Companies,  a national  real estate  company,  since 2001,  Executive
Trustee, December 2002 to present               Vice  President  and  Director  from 1990 to 2000;  Director of First
                                                State  Financial  since  1998;  Director,  Vice  President  and Legal
                                                Counsel of The Traxx Companies,  an owner and operator of convenience stores,  since  1989;  Trustee  of  AmeriPrime  Advisors  Trust  from
                                                November 2002 to September  2005;  Trustee of  AmeriPrime  Funds from
                                                December  2002 to July 2005;  Trustee of CCMI Funds from June 2003 to
                                                March 2005.
----------------------------------------------- ----------------------------------------------------------------------
Anthony J. Ghoston (1959)                       President of Unified Fund Services,  Inc., the Trust's administrator, since  June 2005,  Executive  Vice  President  from June 2004 to June
President, July 2004 to present                 2005,  Senior  Vice  President  from April 2003 to June 2004;  Senior
                                                Vice  President and Chief  Information  Officer of Unified  Financial
                                                Services,  Inc., the parent company of the Trust's  administrator and distributor,  from 1997 to November  2004;  President  of  AmeriPrime
                                                Advisors  Trust  from  July  2004 to  September  2005;  President  of
                                                AmeriPrime  Funds  from July  2004 to July  2005;  President  of CCMI
                                                Funds from July 2004 to March 2005.
----------------------------------------------- ----------------------------------------------------------------------
Terrance P. Gallagher, JD, CPA (1958)****       Senior  Vice  President,   Director  of  Compliance of  Unified  Fund
                                                Services,  Inc., the Trust's  administrator,  since  November,  2004;
Vice President, July 2006 to present;           Chief Compliance Officer of Unified Financial  Securities,  Inc., the
Interim Chief Financial Officer and             Trust's  distributor,   since  October  2005;  Partner  in  Precision
Treasurer, August 2006 to present               Marketing  Partners  and The Academy of Financial  Services  Studies,
                                                LLC from December 1998 to October 2004; Senior Vice President, Chief
                                                Financial Officer and Treasurer of AAL Capital Management and The AAL
                                                Mutual Funds from February 1987 to November 1998.
----------------------------------------------- ----------------------------------------------------------------------
Lynn E. Wood (1946)                             Chief  Compliance  Officer of AmeriPrime  Advisors Trust from October
                                                2004 to September 2005; Chief Compliance  Officer of AmeriPrime Funds
Chief Compliance Officer, October 2004 to       from  October  2004 to July 2005;  Chief  Compliance  Officer of CCMI
present                                         Funds from October 2004 to March 2005;  Chief  Compliance  Officer of
                                                Unified Financial Securities, Inc., the Trust's distributor, from
                                                December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of
                                                Unified Fund Services, Inc., the Trust's administrator, from Chief
                                                Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust's administrator and distributor, from 2000 to 2004.
----------------------------------------------- ----------------------------------------------------------------------
Heather Bonds (1975)                            Employed by Unified Fund Services,  Inc., the Trust's  administrator,
Secretary, July 2005 to present; Assistant      since January 2004 and from  December  1999 to January 2002;  Student
Secretary , September 2004 to June 2005         at Indiana  University School of Law - Indianapolis,  J.D.  Candidate
                                                in December 2007; Assistant Secretary of Dean Family of Funds since
                                                August 2004; Regional Administrative Assistant of The Standard
                                                Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002;
                                                Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005,
                                                Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.
----------------------------------------------- ----------------------------------------------------------------------

*    The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN  46204.
**  The Trust currently consists of 34 series.
*** Mr.  Tritschler  may be deemed to be an "interested  person" of the Trust because he has an ownership  interest in Unified Financial Services, Inc., the parent of the distributor of certain series in the Trust.
**** Effective as of July 12, 2006,  the Board  appointed Mr.  Gallagher as Vice President of the Trust.  Effective
as of August 8, 2006, the Board  appointed Mr.  Gallagher as Interim Chief  Financial  Officer and Treasurer of the
Trust to fill the vacancy created by the resignation of Mr. Jacobs.

         The following table provides information regarding shares of the Funds and other portfolios of the Trust owned by each Trustee as of December 31, 2005.


-------------------------------------- ----------------------------------- -----------------------------------------
                                                                           AGGREGATE DOLLAR RANGE OF SHARES OF ALL
               TRUSTEE                    DOLLAR RANGE OF FUND SHARES              FUNDS WITHIN THE TRUST*
-------------------------------------- ----------------------------------- -----------------------------------------
Gary E. Hippenstiel                                   None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------
Ronald C. Tritschler                                  None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------
Stephen A. Little                                     None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------
Daniel J. Condon                                      None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------
* The Trust currently consists of 34 series.


         Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each series in the Trust on an individual basis and by the Trust on an aggregate basis. Trustees' and officers' fees and expenses are Trust expenses and each series incurs its expenses at the same rate.


==================================== ==================== ==================== =================== =====================
                                          AGGREGATE           PENSION OR        ESTIMATED ANNUAL    TOTAL COMPENSATION
                                        COMPENSATION          RETIREMENT         BENEFITS UPON         FROM TRUST*
       INDEPENDENT TRUSTEES            FROM EACH FUND      BENEFITS ACCRUED        RETIREMENT
                                                            AS PART OF FUND
                                                               EXPENSES
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Gary E. Hippenstiel, Trustee and           $1,324                 $0                   $0                $45,000
Chairman of the Audit Committee
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Stephen A. Little, Chairman of the         $1,324                 $0                   $0                $45,000
Board
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Daniel J. Condon, Trustee                  $1,030                 $0                   $0                $35,000
==================================== ==================== ==================== =================== =====================

   NON-INDEPENDENT TRUSTEES AND           AGGREGATE           PENSION OR        ESTIMATED ANNUAL    TOTAL COMPENSATION
             OFFICERS                   COMPENSATION          RETIREMENT         BENEFITS UPON         FROM TRUST*
                                       FROM EACH FUND      BENEFITS ACCRUED        RETIREMENT
                                                            AS PART OF FUND
                                                               EXPENSES
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Ronald C. Tritschler, Trustee              $1,030                 $0                   $0                $35,000
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Anthony J. Ghoston, President                $0                   $0                   $0                   $0
and CEO
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Terrance P. Gallagher, Vice                  $0                   $0                   $0                   $0
President,  Interim Chief
Financial Officer and Treasurer
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Lynn E. Wood,                              $4,412                 $0                   $0                $150,000
Chief Compliance Officer
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Heather A. Barnes, Secretary                 $0                   $0                   $0                   $0
==================================== ==================== ==================== =================== =====================

  * The Trust currently consists of 34 series.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the management agreement with the Advisor.


         As of July 31, 2006, the following persons were considered to be either a control person or principal shareholder of each Fund:

--------------------------------------------------------------------------------
                                   VALUE FUND

--------------------------------------------------------------------------------
Name and Address                          % Ownership          Type of Ownership

-------------------------------------- --------------------- -------------------
National Financial Securities Corp.          41.94%                  Record
   200 Liberty St.
   New York, NY 10281
-------------------------------------- --------------------- -------------------
Charles Schwab & Company                     19.78%                  Record
    101 Montgomery St.
    San Francisco, CA  94102
-------------------------------------- --------------------- -------------------

--------------------------------------------------------------------------------
                              STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
Name and Address                      % Ownership              Type of Ownership

-------------------------------------- -----------------------------------------
National Financial Securities Corp.      62.55%                      Record
   200 Liberty St.
   New York, NY 10281
-------------------------------------- -----------------------------------------


--------------------------------------------------------------------------------
                            STRATEGIC ALLOCATION FUND

--------------------------------------------------------------------------------
Name and Address                         % Ownership           Type of Ownership

-------------------------------------- --------------------- -------------------
National Financial Securities Corp.         82.09%                   Record
   200 Liberty St.
   New York, NY 10281
-------------------------------------- --------------------- -------------------

         As of July 31, 2006, the Trustees and officers of the Funds as a group beneficially owned less than 1% of each Fund.


ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

         Customer identification and verification is part of the Funds' overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Funds, adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or financing of terrorist activities (the "AML Compliance Program"). The Trust has delegated the responsibility to implement the AML Compliance Program to the Funds' transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust's Chief Compliance Officer and, ultimately, by the Board of Trustees.

         When you open an account with a Fund, the Funds' transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent's discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Funds' transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.



PORTFOLIO TURNOVER

         Each Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. A Fund's portfolio turnover rate is a measure of the Fund's portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.


         The following table sets forth each Fund's turnover rate for the last two fiscal years:

 --------------------------- ------------------------- -------------------------
 NAME OF FUND                JUNE 30, 2005              JUNE 30, 2006
                             PORTFOLIO TURNOVER RATE    PORTFOLIO  TURNOVER RATE
 --------------------------- ------------------------- -------------------------
 Value Fund                  32.63%                    28.98%
 --------------------------- ------------------------- -------------------------
 Strategic Income Fund       110.64%                   90.14%
 --------------------------- ------------------------- -------------------------
 Strategic Allocation Fund   90.75%                    55.15%
 --------------------------- ------------------------- -------------------------



PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for each Fund's portfolio decisions and the placing of each Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.


      The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Funds. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Funds under the Agreements. For the fiscal year ended June 30, 2006, the Advisor directed the following Fund brokerage transactions to brokers on the basis of research services provided by such brokers to a Fund:


  ----------------------------------- ------------------------------ -------------------------------------
  NAME OF FUND                        TOTAL BROKERAGE TRANSACTIONS   BROKERAGE COMMISSIONS PAID RELATING
                                      RELATING TO RESEARCH SERVICES          TO RESEARCH SERVICES
  ----------------------------------- ------------------------------ -------------------------------------
  Value Fund                                  $105,674,389                         $109,221

  ----------------------------------- ------------------------------ -------------------------------------
  Strategic Income Fund                        $57,034,154                         $45,505

  ----------------------------------- ------------------------------ -------------------------------------
  Strategic Allocation Fund                    $10,048,948                          $5,673

  ----------------------------------- ------------------------------ -------------------------------------


         Over-the-counter transactions may be placed with broker-dealers if the Advisor is able to obtain best execution (including commissions and price). Over-the-counter transactions may also be placed directly with principal market makers. Fixed income securities may be purchased through broker-dealers, provided best execution is available. Fixed income securities may be purchased directly from the issuer, an underwriter or a market maker. Purchases may include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

         The following table presents information about the brokerage commissions paid by the Funds to brokers during the last three fiscal years:



-------------------------- --------------------- ---------------------------- ----------------------------
Fiscal Year Ended              Value Fund           Strategic Income Fund      Strategic Allocation Fund
June 30
-------------------------- --------------------- ---------------------------- ----------------------------
2004                            $119,661                 $121,517(1)                    $20,598
-------------------------- --------------------- ---------------------------- ----------------------------
2005                             $77,132                   $69,066                      $3,092
-------------------------- --------------------- ---------------------------- ----------------------------
2006                             133,173                   $92,954                      $6,047
-------------------------- --------------------- ---------------------------- ----------------------------
(1) Based on the Predecessor Fund's prior fiscal period of September 1, 2003 through June 30, 2004.

         The Trust and the Advisor have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, and the Advisor's Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain a copy of the Code from the Funds or the Advisor, free of charge, by calling Shareholder Services at 800-934-5500. You may also obtain copies of the Code from documents filed with SEC and available on the SEC's web site at www.sec.gov.



DISCLOSURE OF PORTFOLIO HOLDINGS

         Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. Each Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. A Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

         Each Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. A Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship),
(iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. To the extent that such third parties are fiduciaries of the Fund, they will be subject to an independent obligation not to trade on confidential information; however, the Funds do not require any confirmation from third parties that they will not trade on the confidential information.

         Additionally, each Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor's, Thompson Financial and Vickers-Stock ("Rating Agencies") in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make a Fund's top portfolio holdings available on their websites and may make the Fund's complete portfolio holdings available to their subscribers for a fee. Neither the Funds, the Advisor, nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. A Fund also may post its complete portfolio holdings to its website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. The Funds' website is located at www.imscapital.com.

         The Funds currently have ongoing arrangements to release monthly portfolio holdings within 10 days after the end of each month to Russell/Mellon Analytical Services, LLC and Informa Investment Solutions (together, the "Consultants"). The information is used by the Consultants to provide investment consulting services to clients that are existing or potential investors in the Funds. Information is released pursuant to an agreement between the Advisor and the Consultant, pursuant to which the Consultant agrees to keep the information strictly confidential and not to disclose the information to any person, except for the Consultant's clients who reasonably need to know the contents of the information in connection with their existing or potential investment and who agree to keep the information strictly confidential. The agreement with each Consultant further states that the Consultant is not authorized to use the confidential information in a manner adverse to the interests of the Funds' shareholders or for personal trading by the Consultant or its personnel.

         Except as described above, each Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose a Fund's portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund's portfolio holdings. Finally, a Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.



DETERMINATION OF NET ASSET VALUE

         The price (net asset value) of the shares of each Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.


         Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price or bid. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

         Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value. The Board of Trustees has approved the pricing service used by the fund accounting agent. The fund accounting agent maintains a pricing review committee, and the committee may, from time to time, seek valuation directly from an Independent Trustee on good faith pricing issues. Manually priced securities held by the Funds (if any) are reviewed by the Board of Trustees on a quarterly basis.


         A Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:


                  NET ASSETS                 =  Net Asset Value Per Share
                  Shares Outstanding


         An example of how each Fund calculated its net asset value per share as of the last date of its last fiscal year is as follows:

Value Fund:

                      $165,561,576        =          $19.73
                      --------------------
                        8,391,789

Strategic Income Fund:

                      $67,911,343         =          $10.63
                      --------------------
                      6,391,069

Strategic Allocation Fund:

                        $19,925,435         =        $12.67
                        --------------------
                         1,573,119

REDEMPTION IN-KIND


         The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund's net asset value, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Funds, each Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.



STATUS AND TAXATION OF THE FUNDS

         Each Fund was organized as a series of a business trust, but intends to continue to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

         Dividends out of net investment income (generally interest income and dividends received on investments, less expenses), together with distributions of net realized short-term capital gains and certain foreign currency gains, are generally taxable as ordinary income to shareholders who are subject to federal income taxes, whether or not reinvested. As a result of recent federal tax legislation, qualifying distributions paid out of the Fund's investment company taxable income may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income. Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses ("net capital gain") designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in the Fund's shares, regardless of how long the shareholders have held the Fund's shares. Long-term capital gains to the Fund require the holding of assets for more than one year.


         If a Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight percent (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If a Fund does NOT qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.


         A redemption of the Fund's shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares.

         To continue to qualify for treatment as a RIC under Subchapter M of the Code, each Fund must, among other requirements:

     o Derive at least ninety percent (90%) of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock securities, or foreign currencies) (the "Income Requirement");

     o Diversify its investments in securities within certain statutory limits; and

     o Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").


         Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted net capital loss remaining is lost as a deduction. As of June 30, 2006, the Funds had no capital loss carryforwards available for federal tax purposes.


         Each Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because each Fund annually must distribute (a) ninety-eight percent (98%) of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) ninety percent (90%) of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from each Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. A Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

         Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses a Fund realizes in connection with the hedge. Each Fund's income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.


         Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Coverdell Education Savings Accounts.

         The portion of the dividends each Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.


          If you are a non-retirement plan holder, a Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, each Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.


         If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

         The foregoing is only a summary of some of the important federal income tax considerations affecting a Fund and its shareholders and is not intended as a substitute for careful tax planning. ACCORDINGLY, PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION REGARDING THE ABOVE AND FOR INFORMATION REGARDING FEDERAL, STATE, LOCAL AND FOREIGN TAXES.



CUSTODIAN

         Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of each Fund's investments. The custodian acts as the Funds' depository, safekeeps each Fund's portfolio securities, collects all income and other payments with respect thereto, disburses funds at each Fund's request and maintains records in connection with its duties.

FUND SERVICES

         Unified Fund Services, Inc., 431 N. Pennsylvania Street, Indianapolis, IN 46204 ("Unified"), acts as the Funds' transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc. ("UFS"), the parent company of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. For its services as transfer agent, Unified receives a monthly fee from each Fund of $1.25 per shareholder account (subject to a minimum monthly fee of $1,250 per Fund) for these transfer agency services.

         In addition, Unified provides the Funds with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Funds equal to 0.05% of each Fund's assets up to $50 million, 0.04% of each Fund's assets from $50 million to $100 million, 0.03% of each Fund's assets from $100 million to $150 million, and 0.02% over $150 million (subject to various monthly minimum fees, the maximum being $1,666 per month).

         Unified also provides the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Funds equal to an annual rate of 0.10% of each Fund's assets under $50 million, 0.07% of each Fund's assets from $50 million to $100 million, 0.05% of each Fund's assets from $100 million to $150 million, and 0.03% over $150 million (subject to a minimum fee of $2,500 per month).

         The following tables set forth the amounts paid by each Fund to Unified for its transfer agency, fund accounting and fund administration services for the fiscal periods indicated. The amounts given include reimbursement for various out-of-pocket expenses, and may include amounts paid to various third parties as compensation for sub-transfer agency services.


   ------------------------------------ -------------------------- ----------------------- -----------------------

               VALUE FUND                   FISCAL YEAR ENDED        FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                              JUNE 30, 2004            JUNE 30, 2005           JUNE 30, 2006
   ------------------------------------ -------------------------- ----------------------- -----------------------
   Transfer Agent Fees                           $34,014                  $28,057                 $80,081
   ------------------------------------ -------------------------- ----------------------- -----------------------
   Fund Accounting Fees                          $25,748                  $38,572                 $50,418
   ------------------------------------ -------------------------- ----------------------- -----------------------
   Administrative Fees                           $56,333                  $72,525                 $95,909
   ------------------------------------ -------------------------- ----------------------- -----------------------



   ------------------------------------ -------------------------- ----------------------- -----------------------

          STRATEGIC INCOME FUND            FISCAL PERIOD ENDED       FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                            JUNE 30, 2004(1)           JUNE 30, 2005           JUNE 30, 2006
   ------------------------------------ -------------------------- ----------------------- -----------------------
   Transfer Agent Fees                           $19,135                  $17,954                 $31,814
   ------------------------------------ -------------------------- ----------------------- -----------------------
   Fund Accounting Fees                          $17,108                  $25,740                 $31,814
   ------------------------------------ -------------------------- ----------------------- -----------------------
   Administrative Fees                           $31,955                  $57,732                 $63,071
   ------------------------------------ -------------------------- ----------------------- -----------------------
       (1)        For the period, September 1, 2003 through June 30, 2004


   ------------------------------------ -------------------------- ----------------------- -----------------------

        STRATEGIC ALLOCATION FUND           FISCAL YEAR ENDED        FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                              JUNE 30, 2004            JUNE 30, 2005           JUNE 30, 2006
   ------------------------------------ -------------------------- ----------------------- -----------------------
   Transfer Agent Fees                           $20,094                  $15,316                 $26,497
   ------------------------------------ -------------------------- ----------------------- -----------------------
   Fund Accounting Fees                          $16,573                  $19,000                 $19,333
   ------------------------------------ -------------------------- ----------------------- -----------------------
   Administrative Fees                           $30,000                  $29,983                 $30,000
   ------------------------------------ -------------------------- ----------------------- -----------------------


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The firm of Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as independent registered public accounting firm for the Funds for the fiscal year ending June 30, 2007. Cohen Fund Audit Services, Ltd. performs an annual audit of each Fund's financial statements and provides financial, tax and accounting consulting services as requested.


DISTRIBUTOR

      Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Funds. A Trustee and certain officers of the Trust are shareholders of UFS, the parent company of the Distributor, and an officer of the Trust is an officer of the Distributor. As a result, such persons may be deemed to be affiliates of the Distributor. The Distributor is obligated to sell the shares of each Fund on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by UFS.


PROXY VOTING POLICIES


         The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Funds' Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Advisor may be asked to cast a proxy vote that presents a conflict between the interests of a Fund's shareholders, and those of the Advisor or an affiliated person of the Advisor. In such a case, the Trust's policy requires that the Advisor abstain from making a voting decision and forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the applicable Fund's vote will be cast.


         The Advisor's policies and procedures state that the Advisor generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Advisor's policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company's shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company's operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Advisor has adopted guidelines describing the Advisor's general philosophy when proposals involve certain matters. The following is a summary of those guidelines:

     o electing a board of directors - a board should be composed primarily of independent directors, and key board committees should be entirely independent. The Advisor generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

     o approving independent auditors - the relationship between a company and its auditors should be limited primarily to the audit engagement;

     o providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Advisor is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

     o corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote. The Advisor opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

     o shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Advisor generally considers to have a negative impact on shareholder value.


         You may obtain a copy of the Trust's and the Advisor's proxy voting policy by calling Shareholder Services at (800) 934-5550 or by writing to Unified Fund Services, Inc., the Funds' transfer agent, at 431 North Pennsylvania Street, Indianapolis, IN 46204, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC's web site at WWW.SEC.GOV. A copy of the votes cast by each Fund with respect to portfolio securities during the most recent 12-month period ended June 30th is filed by the Fund with the SEC on Form N-PX. Each Fund's proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC's web site.

FINANCIAL STATEMENTS

         The financial statements of each Fund and the independent auditors' report required to be included in this SAI are incorporated herein by reference to the Funds' Annual Report to Shareholders for the period ended June 30, 2006. The Annual Report may be obtained, without charge, by calling Shareholder Services at (800) 934-5550.

                            PART C. OTHER INFORMATION

Item 22. EXHIBITS

(1)       (a) Financial Statements included in Part A: Financial Highlights
              Table for each of IMS Capital Value Fund, IMS Strategic Income Fund and IMS Strategic Allocation Fund.

          (b) Financial Statements included in Part B: Audited Financial Statements for IMS Capital Value Fund, IMS Strategic Income Fund and IMS Strategic Allocation Fund.

(2)       (a) (i)  Agreement and Declaration of Trust as filed with the State of
                   Ohio on October 17, 2002 - Filed with Registrant's initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

              (ii) First Amendment to Agreement and Declaration of Trust, as
                   filed with the State of Ohio on September 15, 2005 - Filed with Registrant's registration statement on Form N-1A dated March 31, 2006 and incorporated herein by reference.

              (iii) Amendment No. 2 to Agreement and Declaration of Trust, as
                   filed with the State of Ohio on May 17, 2006 - Filed with Registrant's registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

          (b) By-laws adopted as of October 17, 2002 - Filed with Registrant's initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

          (c) Instruments Defining Rights of Security Holders - None.

          (d) Investment Advisory Contracts.

          1. (a) Copy of Registrant's Management Agreement with Ariston Capital Management Corp. with regard to the ACM Convertible Securities Fund, approved December 18, 2002 - Filed with Registrant's registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

              (b) Copy of Side Letter Agreement with Ariston Capital Management Corp, dated September 12, 2005, regarding fee waiver and expense reimbursement with respect to the ACM Convertible Securities Fund for the 2006 fiscal year - Filed with Registrant's registration statement on Form N-1A dated May 1, 2006 and incorporated herein by reference.

          2. Copy of Registrant's Management Agreement with Gamble, Jones, Morphy & Bent with regard to the GJMB Growth Fund, approved December 18, 2002 - Filed with Registrant's registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

          3. Copy of Registrant's Management Agreement with GLOBALT, Inc. with regard to the GLOBALT Growth Fund, approved December 18, 2002 - Filed with Registrant's registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

          4. Copy of Registrant's Management Agreement with Spectrum Advisory Services, Inc. ("Spectrum") with regard to the Marathon Value Portfolio, approved December 18, 2002 - Filed with Registrant's registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

          5. Copy of Registrant's Management Agreement with StoneRidge Investment Partners, LLC with regard to the StoneRidge Small Cap Growth Fund, approved December 18, 2002 - Filed with Registrant's registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

          6. Copy of Registrant's Amended and Restated Management Agreement with Becker Capital Management, Inc. with regard to the Becker Value Equity Fund - None.

          7. Copy of Registrant's Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Large Cap Value Fund, approved September 7, 2003 - Filed with Registrant's registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

          8. Copy of Registrant's Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Mid Cap Value Fund, approved September 7, 2003 - Filed with Registrant's registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

          9. Copy of Registrant's Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Small Cap Value Fund, approved September 7, 2003 - Filed with Registrant's registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

          10. (a) Copy of Registrant's Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Growth Fund approved December 7, 2003 - Filed with Registrant's registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

              (b) Copy of Amended and Restated Side Letter Agreement with Crawford Investment Counsel, Inc., dated April 26, 2006, regarding fee waiver and expense reimbursement with respect to the Crawford Dividend Growth Fund for the 2006 fiscal year
                   - Filed with Registrant's registration statement on Form N-1A dated May 1, 2006 and incorporated herein by reference.

          11. (a) Copy of Registrant's Management Agreement with IMS Capital Management, Inc. with regard to the IMS Capital Value Fund approved June 6, 2004 - Filed with Registrant's registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

              (b) Copy of Side Letter Agreement with IMS Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the IMS Capital Value Fund for the 2007 fiscal year - Filed herewith.

          12. (a) Copy of Registrant's Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Allocation Fund approved June 6, 2004 - Filed with Registrant's registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

              (b) Copy of Side Letter Agreement with IMS Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the IMS Strategic Allocation Fund for the 2007 fiscal year - Filed herewith.

          13. (a) Copy of Registrant's Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Income Fund approved June 6, 2004 - Filed with Registrant's registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

              (b) Copy of Side Letter Agreement with IMS Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the IMS Strategic Income Fund for the 2007 fiscal year - Filed herewith.

          14. (a) Copy of Registrant's Management Agreement with Chinook Capital Management approved September 13, 2004 - Filed with Registrant's registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

              (b) Form of Side Letter Agreement with Chinook Capital Management regarding fee waiver and expense reimbursement with respect to the Chinook Emerging Growth Fund - Filed with Registrant's registration statement on Form N-1A dated March 31, 2006 and incorporated herein by reference.

              (c) Form of Side Letter Agreement with Chinook Capital Management regarding fee waiver and expense reimbursement with respect to the Chinook Emerging Growth Fund Class I shares - Filed with Registrant's registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

          15. (a) Copy of Registrant's Management Agreement with Marco Investment Management, LLC with regard to the Marco Targeted Return Fund approved December 13, 2004 - Filed with Registrant's registration statement on Form N-1A dated October 15, 2004 and incorporated herein by reference.

              (b) Form of Side Letter Agreement with Marco Investment Management, LLC regarding fee waiver and expense reimbursement with respect to the Marco Targeted Return Fund
                   - Filed with Registrant's registration statement on Form N-1A dated February 23, 2006 and incorporated herein by reference.

          16. Copy of Registrant's Management Agreement with Becker Capital Management, Inc. with regard to the Becker Small Cap Value Equity Fund approved December 13, 2004 - Filed with Registrant's registration statement on Form N-1A dated October 20, 2004 and incorporated herein by reference.

          17. (a) Copy of Registrant's Management Agreement with Leader Capital Corporation with regard to the Leader Short-Term Bond Fund approved March 14, 2005 - Filed with Registrant's registration statement on Form N-1A dated May 11, 2005 and incorporated herein by reference.

              (b) Form of Side Letter Agreement with Leader Capital Corporation regarding fee waiver and expense reimbursement with respect to the Leader Short-Term Bond Fund - Filed with Registrant's registration statement on Form N-1A dated February 23, 2006 and incorporated herein by reference.

          18. Copy of Registrant's Management Agreement with Financial Counselors, Inc. with regard to the FCI Equity Fund approved June 13, 2005 - Filed with Registrant's registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

          19. Copy of Registrant's Management Agreement with Financial Counselors, Inc. with regard to the FCI Bond Fund approved June 13, 2005 - Filed with Registrant's registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

          20. Copy of Registrant's Management Agreement with Chicken Little Fund Group Inc. with regard to the Chicken Little Growth Fund approved June 13, 2005 - Filed with Registrant's registration statement on Form N-1A dated June 16, 2005 and incorporated herein by reference.

          21. (a) Copy of Registrant's Management Agreement with Archer Investment Corporation with regard to the Archer Balanced Fund approved June 13, 2005 - Filed with Registrant's registration statement on Form N-1A dated July 27 and incorporated herein by reference.

              (b) Form of Side Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Balanced Fund - Filed with Registrant's registration statement on Form N-1A dated February 23, 2006 and incorporated herein by reference.

          22. Copy of Registrant's Management Agreement with The Roosevelt Investment Group with respect to the Abacus Bull Moose Growth Fund, approved September 12, 2005 - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

          23. (a) Copy of Registrant's Management Polynous Capital Management, Inc. with regard to the Polynous Growth Fund, approved September 12, 2005 - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

              (b) Form of Side Letter Agreement with Polynous Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Polynous Growth Fund - Filed with Registrant's registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

          24. Copy of Registrant's amended and restated Management Agreement with Iron Financial Management, Inc., dated January 30, 2006, with regard to Iron Market Opportunity Fund - Filed with Registrant's registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

          25. (a) Copy of Registrant's Management Agreement with Nashville Capital Corporation with regard to Monteagle Fixed Income Fund, approved September 12, 2005 - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

              (b) Form of Side Letter Agreement with Nashville Capital Corporation regarding fee waiver with respect to the Monteagle Fixed Income Fund - Filed with Registrant's registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

          26. Copy of Sub-advisory Agreement between Nashville Capital Corporation and Howe & Rusling Inc. with regard to Monteagle Fixed Income Fund, approved September 12, 2005 - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

          27. (a) Copy of Registrant's Management Agreement with Nashville Capital Corporation with regard to Monteagle Value Fund, approved September 12, 2005 - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

              (b) Form of Side Letter Agreement with Nashville Capital Corporation regarding fee waiver with respect to the Monteagle Value Fund - Filed with Registrant's registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

          28. Copy of Sub-advisory Agreement between Nashville Capital Corporation and Robinson Investment Group, Inc. with regard to Monteagle Value Fund, approved September 12, 2005 - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

          29. (a) Copy of Registrant's Management Agreement with Nashville Capital Corporation with regard to Monteagle Large Cap Growth Fund, approved September 12, 2005 - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

              (b) Form of Side Letter Agreement with Nashville Capital Corporation regarding fee waiver with respect to the Monteagle Large Cap Growth Fund - Filed with Registrant's registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

          30. Copy of Sub-advisory Agreement between Nashville Capital Corporation and Northstar Capital Management Inc. with regard to Monteagle Large Cap Growth Fund, approved September 12, 2005 - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

          31. Copy of Registrant's Management Agreement with SMI Advisors, LLC with regard to the Sound Mind Investing Fund approved August 29, 2005 - Filed with Registrant's registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

          32. (a) Copy of Registrant's Management Agreement with Quixote Capital Management, LLC with regard to the QCM Absolute Return Fund approved August 29, 2005 - Filed with Registrant's registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

              (b) Form of Side Letter Agreement with Quixote Capital Management, LLC regarding fee waiver and expense reimbursement with respect to the QCM Absolute Return Fund - Filed with Registrant's registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

          33. (a) Copy of Registrant's Management Agreement with The Symphony Wealth Management, LLC with regard to The Symphony Wealth Management Ovation Fund approved August 29, 2005 - Filed with Registrant's registration statement on Form N-1A November 30, 2005 and incorporated herein by reference.

              (b) Form of Amended and Restated Side Letter Agreement with The Symphony Wealth Management, regarding fee waiver and expense reimbursement with respect to The Symphony Wealth Management Ovation Fund - Filed with Registrant's registration statement on Form N-1A June 13, 2006 and incorporated herein by reference.

          34. (a) Copy of Sub-Advisory Agreement between The Symphony Wealth Management, LLC and Breen Financial Corporation with regard to The Symphony Wealth Management Ovation Fund approved August 29, 2005 - Filed with Registrant's registration statement on Form N-1A November 30, 2005 and incorporated herein by reference.

              (b) Form of Side Letter Agreement with between The Symphony Wealth Management, LLC and Breen Financial Corporation regarding sub-advisory fee waiver and expense reimbursement with respect to The Symphony Wealth Management Ovation Fund - Filed with Registrant's registration statement on Form N-1A November 30, 2005 and incorporated herein by reference.

          35. (a) Copy of Registrant's Management Agreement with GERONIMO Partners Asset Management, LLC with regard to Geronimo Multi-Strategy Fund approved August 29, 2005 - Filed with Registrant's registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

              (b) Form of Side Letter Agreement with GERONIMO Partners Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Geronimo Multi-Strategy Fund - Filed with Registrant's registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

          36. (a) Copy of Registrant's Management Agreement with GERONIMO Partners Asset Management, LLC with regard to Geronimo Option & Income Fund approved August 29, 2005 - Filed with Registrant's registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

              (b) Form of Side Letter Agreement with GERONIMO Partners Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Geronimo Option & Income Fund - Filed with Registrant's registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

          37. (a) Copy of Registrant's Management Agreement with GERONIMO Partners Asset Management, LLC with regard to Geronimo Sector Opportunity Fund approved August 29, 2005 - Filed with Registrant's registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

              (b) Form of Side Letter Agreement with GERONIMO Partners Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Geronimo Sector Opportunity Fund - Filed with Registrant's registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

          38. (a) Copy of Registrant's Management Agreement with Tributary Capital Management, LLC with regard to Tributary Income Fund
                   - Filed with Registrant's registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

              (b) Form of Side Letter Agreement with Tributary Capital Management, LLC regarding fee waiver and expense reimbursement with respect to the Tributary Income Fund - Filed with Registrant's registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

          39. (a) Copy of Registrant's Management Agreement with Toreador Research & Trading LLC with regard to Toreador Large Cap Fund
                   - Filed with Registrant's registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

              (b) Copy of Executed Side Letter Agreement with Toreador Research & Trading LLC regarding fee waiver and expense reimbursement with respect to the Toreador Large Cap Fund- Filed with Registrant's registration statement on Form N-1A dated May 22, 2006 and incorporated herein by reference.

          40. (a) Copy of Registrant's Management Agreement with Iron Financial Management, Inc., with regard to Iron Strategic Income Fund - Filed with Registrant's registration statement on Form N-1A dated May 3, 2006 and incorporated herein by reference.

              (b) Form of Side Letter Agreement with Iron Financial Management, Inc., regarding fee waiver and expense reimbursement with respect to the Iron Strategic Income Fund - Filed with Registrant's registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

     (e) (1) Underwriting Contracts. Copy of Registrant's Distribution Agreement with Unified Financial Securities, Inc., dated December 18, 2002, as amended December 13, 2004 - Filed with Registrant's registration statement on Form N-1A dated December 30, 2004 and incorporated herein by reference.

          (2) Underwriting Contracts. Copy of Distribution Agreement among Registrant, Becker Capital Management, Inc. and Unified Financial Securities, Inc., dated October 17, 2003 - Filed with Registrant's registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

          (3) Underwriting Contracts. Copy of Distribution Agreement among Registrant, Dreman Value Management, LLC and Unified Financial Securities, Inc., dated October 17, 2003 - Filed with Registrant's registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

          (4) Underwriting Contracts. Copy of Distribution Agreement among Registrant, Crawford Investment Counsel, Inc. and Unified Financial Securities, Inc., approved December 7, 2003 - Filed with Registrant's registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

          (5) Underwriting Contracts. Copy of Distribution Agreement among Registrant, Leader Capital Corporation and Unified Financial Securities, Inc., approved March 14, 2005 - Filed with Registrant's registration statement on Form N-1A dated May 11, 2005 and incorporated herein by reference.

          (6) Underwriting Contracts. Copy of Distribution Agreement between Registrant and Polynous Securities, LLC, approved September 12, 2005 - Filed with Registrant's registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

     (f)  Bonus or Profit Sharing Contracts - None.

     (g)  Custodian Agreements.

          (1) Copy of Registrant's Custodian Agreement with Huntington National Bank, dated December 18, 2002 - Filed with Registrant's registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

          (2) (a) Custodian Agreement. Copy of Registrant's Custodian Agreement with U.S. Bank, N.A., dated September 23, 2005 - Filed with Registrant's registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

              (b) Amendment to Custodial Agreement between U.S. Bank, N.A. and Registrant, dated December 2005 - Filed with Registrant's registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

          (3) Special Custody and Pledge Agreement, by and among, Registrant, Goldman, Sachs & Co., Quixote Capital Management, LLC, and U.S. Bank National Association with respect to the QCM Absolute Return Fund, dated December 2, 2005 - Filed with Registrant's registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

     (h) (1) Other Material Contracts. Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc. - Filed with Registrant's registration statement on Form N-1A dated November 30, 2005 and incorporated herein by reference.

          (2) (a) Sub-Administration Agreement by and among Unified Fund Services, Inc., Nashville Capital Corporation and First Farmers & Merchants Bank of Columbia, Tennessee with regard to the Monteagle Funds, dated as of September 23, 2005.

              (b) Letter Agreement between Nashville Capital Corporation and First Farmers & Merchants Bank of Columbia, Tennessee with regard to the Monteagle Funds waiving fees for 2006 fiscal year.

          (3) Global Security Risk Screen and Certification Agreement by and between The Roosevelt Investment Group, Inc., as adviser to the Abacus Bull Moose Growth Fund, and Conflict Securities Advisory Group, dated as of March 28, 2006, relating to global security risk screening for the Abacus Bull Moose Growth Fund - Filed with Registrant's registration statement on Form N-1A dated March 31, 2006 and incorporated herein by reference.

     (i)  Legal Opinion and Consent - None.

     (j) Other Opinions - Consent of Cohen McCurdy, Ltd. to the use of the audited financial statements of each of IMS Capital Value Fund, IMS Strategic Income Fund and IMS Strategic Allocation Fund - Filed herewith.

     (k)  Omitted Financial Statements - None.

     (l) Initial Capital Agreements. Copy of Letter of Investment Intent from Unified Fund Services, Inc., dated December 30, 2002 - Filed with Registrant's registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

     (m) (1) Copy of Rule 12b-1 Distribution Plan for the ACM Convertible Securities Fund - Filed with Registrant's registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

          (2) Copy of Rule 12b-1 Distribution Plan for each of Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund - Filed with Registrant's registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

          (3) Copy of Distribution Coordination Agreement for each of the Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund - Filed with Registrant's registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

          (4) Copy of Rule 12b-1 Distribution Plan for Crawford Dividend Growth Fund - Filed with Registrant's registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

          (5) Copy of Rule 12b-1 Distribution Plan for Chinook Emerging Growth Fund - Filed with Registrant's registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

          (6) Copy of Rule 12b-1 Distribution Plan for Leader Short-Term Bond Fund - Filed with Registrant's registration statement on Form N-1A dated April 1, 2005 and incorporated herein by reference.

          (7) Copy of Rule 12b-1 Distribution Plan for Chicken Little Growth Fund - Filed with Registrant's registration statement on Form N-1A dated June 16, 2005 and incorporated herein by reference.

          (8) Copy of Rule 12b-1 Distribution Plan for Archer Balanced Fund - Filed with Registrant's registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

          (9) Copy of Rule 12b-1 Distribution Plan for the Abacus Bull Moose Growth Fund - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

          (10) Copy of Rule 12b-1 Distribution Plan for the Polynous Growth Fund
              - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

          (11) Copy of Rule 12b-1 Distribution Plan for FCI Equity Fund and FCI Bond Fund - Filed with Registrant's registration statement on Form N-1A dated August 30, 2005 and incorporated herein by reference.

          (12) Copy of Rule 12b-1 Distribution Plan for QCM Absolute Return Fund
              - Filed with Registrant's registration statement on Form N-1A dated June 13, 2006 and incorporated herein by reference.

          (13) Copy of Distribution Coordination Agreement for each of The Symphony Wealth Management Ovation Fund Class A and Class C shares
              - Filed with Registrant's registration statement on Form N-1A dated August 22, 2005 and incorporated herein by reference.

          (14) Copy of Rule 12b-1 Distribution Plan with respect to the Class C shares of each of the GERONIMO Funds - Filed with Registrant's registration statement on Form N-1A dated December 7, 2005 and incorporated herein by reference.

          (15) Copy of Rule 12b-1 Distribution Plan with respect to the Tributary Income Fund - Filed with Registrant's registration statement on Form N-1A dated June 30, 2006 and incorporated herein by reference.

          (16) Copy of Rule 12b-1 Distribution Plan with respect to the Toreador Large Cap Fund - Filed with Registrant's registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

          (17) Copy of Rule 12b-1 Distribution Plan with respect to the Iron Strategic Income Fund - Filed with Registrant's registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

     (n) (1) Copy of Rule 18f-3 Plan for Crawford Dividend Growth Fund - Filed with Registrant's registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

          (2) Copy of Rule 18f-3 Plan for The Symphony Wealth Management Ovation Fund - Filed with Registrant's registration statement on Form N-1A dated August 22, 2005 and incorporated herein by reference.

          (3) Copy of Rule 18f-3 Plan for each of the GERONIMO Funds - Filed with Registrant's registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

          (4) Copy of Rule 18f-3 Plan for the Chinook Emerging Growth Fund - Filed with Registrant's registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

     (o)  Reserved.

     (p) (1) Registrant's Amended Code of Ethics - Filed with Registrant's registration statement on Form N-1A dated November 30, 2005 and incorporated herein by reference.

          (2) Code of Ethics for Senior Executive Officers - Filed with Registrant's registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

     (q) (1) Registrant's Revised Proxy Voting Policy - Filed with Registrant's registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

          (2) ISS Proxy Voting Guidelines adopted by Becker Capital Management, Inc. - Filed with Registrant's registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

          (3) Proxy Voting Policy and Procedures adopted by Dreman Value Management, LLC - Filed with Registrant's registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

          (4) Proxy Voting Policy and Procedures adopted by Crawford Investment Counsel, Inc. - Filed with Registrant's registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

          (5) Glass Lewis & Co. Proxy Voting Guidelines as adopted by GLOBALT, Inc. with regard to the GLOBALT Growth Fund - Filed with Registrant's registration statement on Form N-1A dated February 25, 2005 and incorporated herein by reference.

          (6) Proxy Voting Policy and Procedures adopted by Spectrum Advisory Services, Inc. - Filed with Registrant's registration statement on Form N-1A dated February 27, 2004 and incorporated herein by reference.

          (7) Proxy Voting Policy and Procedures adopted by Ariston Capital Management Corp. - Filed with Registrant's registration statement on Form N-1A dated March 3, 2004 and incorporated herein by reference.

          (8) Proxy Voting Policy and Procedures adopted by Gamble, Jones, Morphy & Bent with regard to the GJMB Growth Fund - Filed with Registrant's registration statement on Form N-1A dated May 30, 2004 and incorporated herein by reference.

          (9) Proxy Voting Policy and Procedures adopted by IMS Capital Management, Inc. with regard to each of the IMS Funds - Filed with Registrant's registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

          (10) Proxy Voting Policy and Procedures adopted by Chinook Capital Management with regard to the Chinook Emerging Growth Fund - Filed with Registrant's registration statement on Form N-1A dated December 13, 2004 and incorporated herein by reference.

          (11) Proxy Voting Policy and Procedures adopted by Marco Investment Management, LLC with regard to the Marco Targeted Return Fund - Filed with Registrant's registration statement on Form N-1A dated October 15, 2004 and incorporated herein by reference.

          (12) Proxy Voting Policy and Procedures adopted by Leader Capital Corporation with regard to the Leader Short-Term Bond Fund - Filed with Registrant's registration statement on Form N-1A dated April 1, 2005 and incorporated herein by reference.

          (13) Proxy Voting Policy and Procedures adopted by Financial Counselors, Inc. with regard to each of the FCI Funds - Filed with Registrant's registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

          (14) Proxy Voting Policy and Procedures adopted by Chicken Little Fund Group, Inc. with regard to the Chicken Little Growth Fund - Filed with Registrant's registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

          (15) Proxy Voting Policy and Procedures adopted by Archer Investment Corporation with regard to the Archer Balanced Fund - Filed with Registrant's registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

          (16) Proxy Voting Policy and Procedures adopted by Quixote Capital Management, LLC with regard to the QCM Absolute Return Fund - Filed with Registrant's registration statement on Form N-1A dated August 22, 2005 and incorporated herein by reference.

          (17) Proxy Voting Policy and Procedures adopted by Breen Financial Corporation, as sub-advisor to The Symphony Wealth Management Ovation Fund - Filed with Registrant's registration statement on Form N-1A dated November 30, 2005 and incorporated herein by reference.

          (18) Proxy Voting Policy and Procedures adopted by with Toreador Research & Trading LLC as advisor to Toreador Large Cap Fund - Filed with Registrant's registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

          (19) Proxy Voting Policy and Procedures adopted by Tributary Capital Management, LLC as advisor to Tributary Income Fund - Filed with Registrant's registration statement on Form N-1A dated April 28, 2006, and incorporated herein by reference.

Item 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  None.

Item 24. INDEMNIFICATION

         Article VI, Section 6.4 of the Declaration of Trust of Unified Series Trust, an Ohio business trust, provides that:

         INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Item 25. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS

         1. Archer Investment Corporation ("Archer") serves as investment adviser to the Archer Balanced Fund, a series of Registrant. Mr. Troy Patton is the Managing Director of Archer. Further information about Archer can be obtained from the Form ADV Part I filed via the NASDR's CRD/IARD system, and available on the Investment Adviser Public Disclosure Website ("IAPD").

         2. Ariston Capital Management Corp ("Ariston") serves as the investment adviser for the ACM Convertible Securities Fund, a series of the Trust. Mr. Richard B. Russell serves as President of Ariston and Mr. Daniel P. Jacoy as Vice President. Further information about Ariston and its officers can be obtained from the Form ADV Part I available on IAPD.

         3. Becker Capital Management, Inc. ("Becker") serves as the investment adviser for the Becker Value Equity Fund and the Becker Small Cap Value Equity Fund, each a series of the Trust. Patrick
              E. Becker serves as the Chairman and Chief Investment Officer of Becker. Further information about Becker can be obtained from the Form ADV Part I available on the IAPD.

         4. Breen Financial Corporation ("Breen") serves as sub-advisor to The Symphony Wealth Management Ovation Fund. Dr. William Breen is the Chairman and CEO of Breen and Mr. James Breen is the President. Further information about Symphony can be obtained from its Form ADV Part I available on the IAPD.

         5. Crawford Investment Counsel, Inc. ("Crawford") serves as the investment adviser for the Crawford Dividend Growth Fund, a series of the Trust. John H. Crawford III serves as President and Chief Investment Officer of Crawford. Further information about Crawford can be obtained from the Form ADV Part I available on the IAPD.

         6. Chicken Little Fund Group, Inc. ("CLG") serves as investment adviser to the Chicken Little Growth Fund, a series of Registrant. Mr. Stephen Coleman serves as President and Chief Investment Officer of CLG. Further information about CLG can be obtained from the Form ADV Part I of CLG available on the IAPD.

         7. Chinook Capital Management serves as the investment adviser to the Chinook Emerging Growth Fund, a series of the Trust. Mr. Gregory Houser is a managing member of Chinook. Further information about Chinook can be obtained from the Form ADV Part I available on the IAPD.

         8. Dreman Value Management, LLC ("Dreman") serves as the investment adviser for the Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund, each a series of the Trust. Mr. David Dreman is the Chairman and Chief Investment Officer of Dreman. Further information about Dreman can be obtained from the Form ADV Part I available on the IAPD.

         9. Financial Counselors, Inc. ("FCI") serves as the investment adviser to the FCI Equity Fund and FCI Bond Fund, each a series of the Trust. Mr. Robert T. Hunter serves as President and Chief Executive Officer of FCI. Further information about FCI can be obtained from the Form ADV Part I available on the IAPD.

         10. Gamble, Jones, Morphy & Bent ("GJMB") serves as the investment adviser for the GJMB Growth Fund, a series of the Trust. Mr. Thomas W. Bent serves as Senior Vice President and Chief Financial Officer, Christopher E. Morphy as President, and David M. Davis as Chief Operations Officer. Ashley A. Jones and Alison Gamble are both partners of GJMB. Further information about GJMB, its officers and partners can be obtained from the Form ADV Part I available on IAPD.

         11. GERONIMO Partners Asset Management ("GERONIMO") serves as the investment adviser for the GERONIMO Funds, each a series of the Trust. Mr. David Prokupek serves as Managing Member and Chief Investment Officer. Further information about GERONIMO, its officers and partners can be obtained from the Form ADV Part I available on IAPD.

         12. GLOBALT, Inc. serves as the investment adviser for the GLOBALT Growth Fund, a series of the Trust. Mr. Henry W. Roach serves as the President of GLOBALT, Samuel E. Allen as Chief Executive Officer, Arthur F. Mann as Chief Financial Officer. Further information about GLOBALT and all its officers can be obtained from the Form ADV Part I available on the IAPD.

         13. Howe & Rusling, Inc. ("H&R") serves as sub-adviser to Monteagle Fixed Income Fund. Mr. Thomas Rusling is the Senior Investment Officer of H&R. Further information about H&R can be obtained from its Form ADV Part I available on the IAPD.

         14. IMS Capital Management, Inc.("IMS") serves as the investment adviser to the IMS Capital Value Fund, IMS Strategic Allocation Fund and IMS Strategic Income Fund, each a series of the Trust. Mr. Carl W. Marker serves as Chairman and President of IMS. Further information about IMS can be obtained from the Form ADV
              Part I available on the IAPD.

         15. Iron Financial Management, Inc. serves as investment advisor to the Iron Market Opportunity Fund. Mr. Aaron Izenstark is the President, while Mr. Richard Lakin is the Chief Compliance Officer and Chief Operations Officer of Iron Financial. Further information about Iron Financial can be obtained from its Form ADV
              Part I available on the IAPD.

         16. Leader Capital Corporation ("Leader") serves as the investment advisor to the Leader Short-Term Bond Fund, a series of the Trust. Mr. John E. Lekas serves as President of Leader. Further information about Leader can be obtained from the Form ADV Part I available on the IAPD.

         17. Marco Investment Management, LLC serves as the investment advisor to the Marco Targeted Return Fund, a series of the Trust. Mr. Steven S. Marco is the Managing Member. Further information about Marco can be obtained from the Form ADV Part I available on the IAPD.

         18. Nashville Capital Corporation ("NCC") serves as investment advisor to each of Monteagle Large Cap Growth Fund, Monteagle Value Fund and Monteagle Fixed Income Fund, each a series of Registrant. Mr. Lawrence Catlett is the President of NCC. Further information about NCC can be obtained from its Form ADV Part I available on the IAPD.

         19. Northstar Capital Management, Inc. ("Northstar") serves as sub-advisor to Monteagle Large Cap Growth Fund. Mr. H. Kent Mergler is the Chairman, and Mr. Stephen Mergler is the President, of Northstar. Further information about Northstar can be obtained from its Form ADV Part I available on the IAPD.

         20. Polynous Capital Management, Inc. ("Polynous") serves as investment advisor to the Polynous Growth Fund. Mr. Kevin Wenck is the President of Polynous. Further information about Polynous can be obtained from its Form ADV Part I available on the IAPD.

         21. Quixote Capital Management, LLC ("Quixote") serves as investment advisor to the QCM Absolute Return Fund, a series of Registrant. Mr. Troy Johnson, and Mr. Jerry Pal are both principals of Quixote. Further information about Quixote can be obtained from the Form ADV Part I of Quixote available on the IAPD.

         22. Robinson Investment Group, Inc. ("Robinson") serves as sub-advisor to Monteagle Value Fund. Mr. Russell Robinson is the President of Robinson. Further information about Robinson can be obtained from its Form ADV Part I available on the IAPD.

         23. SMI Advisory Services, LLC ("SMI") serves as investment advisor to the Sound Mind Investing Fund, a series of Registrant. Mr. Eric Collier, Mr. Mark Biller, and Mr. Anthony Ayers are all principals of SMI. Further information about SMI can be obtained from the Form ADV Part I of SMI available on the IAPD.

         24. Spectrum Advisory Services, Inc. ("Spectrum") serves as the investment advisor for the Marathon Value Portfolio, a series of the Trust. Mr. Marc Heilweil serves as President of Spectrum. Further information about Spectrum and Mr. Heilweil can be obtained from the Form ADV Part I available on the IAPD.

         25. StoneRidge Investment Partners, LLC ("SIPL") serves as the investment advisor for the StoneRidge Small Cap Growth Fund, a series of the Trust. Mr. James E. Minnick is the Manager of SIPL and Mr. Dennis C. Haynes the Chief Operating Officer. Messieurs Philip H. Brown, Joseph E. Stocke, Daniel Cook, Todd L. Rich and Christopher A. Thorsheim are all managing directors of SIPL. Further information about SIPL can be obtained from the Form ADV
              Part I available on the IAPD.

         26. The Roosevelt Investment Group ("Roosevelt") serves as investment advisor to the Abacus Bull Moose Growth Fund. Mr. Arthur Sheer serves as the Chief Executive Officer of Roosevelt. Further information about Roosevelt can be obtained from its Form ADV Part I available on the IAPD.

         27. The Symphony Wealth Management ("Symphony") serves as investment advisor to The Symphony Wealth Management Ovation Fund. Mr. Chris Bach serves as the President of Symphony, Dr. William Breen is the Chief Investment Officer and Mr. James Breen is the Chief Portfolio Manager. Further information about Symphony can be obtained from its Form ADV Part I available on the IAPD.

         28. Tributary Capital Management, LLC ("Tributary") serves as investment advisor to Tributary Income Fund. Mr. David C. Johnson is the Managing Director and Ms. Tiffani D. Boskovich is a Portfolio Manager and Chief Compliance Officer of Tributary. Further information about Tributary can be obtained from its Form ADV Part I available on the IAPD.

         29. Toreador Research & Trading LLC ("Toreador") serves as investment advisor to Toreador Large Cap Fund. Mr. Paul Blinn and Dan Obrycki are executive officers of Toreador. Further information about Toreador can be obtained from its Form ADV Part I available on the IAPD.

         30. NS Investment Partners, LLC ("NSIP"), serves as investment advisor to the NS Small Cap Growth Fund. Peter Niedland and Mark Schlegel serve as managers of NSIP. Further information about NSIP can be obtained from its Form ADV Part I available on the IAPD.

Item 26. PRINCIPAL UNDERWRITERS

         UNIFIED FINANCIAL SECURITIES, INC. Unified Financial Securities, Inc. serves as the principal underwriter for the Trust

               (a) Unified Financial Securities, Inc. also serves as a principal underwriter for the following investment companies: American Pension Investors Trust, Dividend Growth Trust, Sparrow Funds, and TrendStar Investment Trust.

               (b) The directors and officers of Unified Financial are as follows:


        NAME                             TITLE                             POSITION WITH TRUST
        ----                             -----                             -------------------
        Gregory S. Drose                 President                         None

        Stephen D. Highsmith, Jr.        Director, Senior Vice             None
                                         President, Secretary and
                                         Treasurer

        D. Eric McKenzie                 Assistant Vice President          None

        Karyn E. Cunningham              Controller                        None

        Terry Gallagher                  Chief Compliance Officer          Vice President,
                                                                           Interim Chief Financial
                                                                           Officer and Treasurer


          (c) Not applicable.

Item 27. LOCATION OF ACCOUNTS AND RECORDS

                   Unified Fund Services, Inc.
                   431 N. Pennsylvania  Street
                   Indianapolis, IN 46204

                  Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b)(2), and 31a-1(b)(4) through 31a-1(b)(11).

                  Huntington National Bank
                  41 South High Street
                  Columbus, Ohio 43215

                  U.S. Bank, National Association
                  425 Walnut Street
                  Cincinnati, Ohio 45202

                  Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3) for each separate series for which the entity acts as custodian.

                  Unified Financial Securities, Inc.
                  431 N. Pennsylvania  Street
                  Indianapolis,  IN  46204

                  Polynous Securities, LLC
                  One Pine Street, Suite 2208
                  San Francisco, CA 94111

                  Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d) for each separate series for which the entity acts as principal underwriter.

                  Archer Investment Corporation
                  7970 Clearwater Court
                  Indianapolis, IN 46256

                  Ariston Capital Management Corp
                  40 Lake Bellevue Drive, Suite 220
                   Bellevue, Washington 98005

                  Becker Capital Management, Inc.
                  1211 SW Fifth Avenue, Suite 2185
                  Portland, OR  97204

                  Breen Financial Corporation
                  1603 Orrington Ave., Suite 1044
                  Evanston, IL 60201

                  Chicken Little Fund Group, Inc.
                  1310 Papin Street, Suite 104
                  St. Louis, MO 63103

                  Chinook Capital Management
                  4380 SW Macadam Ave
                  Suite 250
                  Portland, OR 97239

                  Crawford Investment Counsel, Inc.
                  100 Galleria Parkway
                  Suite 980
                  Atlanta, GA 30339

                  Dreman Value Management, LLC
                  520 East Cooper Avenue
                  Suite 230-4
                  Aspen, CO 81611

                  Financial Counselors, Inc.
                  442 West 47th Street
                  Kansas City, Missouri

                  Gamble, Jones, Morphy & Bent
                  301 East Colorado Blvd., Suite 802
                  Pasadena, California 91101

                  GERONIMO Partners Asset Management, LLC
                  700 17th Street, 24th Floor
                   Denver, Colorado 80202

                  GLOBALT, Inc.
                  3060 Peachtree Road, N.W.
                  One Buckhead Plaza, Suite 225
                  Atlanta, Georgia 30305

                  Howe & Rusling, Inc.
                  120 East Avenue
                  Rochester, NY 14604

                  IMS Capital Management, Inc.
                  8995 S.E. Otty Road
                  Portland, Oregon 97266

                  Iron Financial Management, Inc.
                  Two Northfield Plaza
                  Suite 250
                  Northfield, Illinois 60093

                  Leader Capital Corporation
                  121 SW Morrison St.
                  Suite 425
                  Portland, OR 97204

                  Marco Investment Management, LLC
                  300 Atlanta Financial Center
                  3343 Peachtree Road, NE
                  Atlanta, GA 30326

                  Nashville Capital Corporation
                  209 10th Avenue South
                  Nashville, TN  37203

                  Northstar Capital Management, Inc.
                  4400 PGA Boulevard, Suite 600
                  Palm Beach Gardens, Florida 33410

                  Polynous Capital Management, Inc.
                  One Pine Street, Suite 2208
                  San Francisco, CA 94111

                  Quixote Capital Management, LLC
                  5619 DTC Parkway, Suite 100
                  Greenwood Village, CO  80111

                  Robinson Investment Group, Inc.
                  5301 Virginia Way, Suite 150
                  Brentwood, TN 37027

                  SMI Advisory Services, LLC
                  422 Washington Street
                  Columbus, IN 47201

                  Spectrum Advisory Services,  Inc.
                  1050 Crown Pointe Parkway
                  Atlanta, GA 30338

                  StoneRidge Investment Partners, LLC
                  3421 Saint Davids Road
                  Newtown Square, PA  19073

                  The Roosevelt Investment Group
                  317 Madison Ave., Suite 1004
                  New York, New York 10017

                  Tributary Capital Management, LLC
                  215 W. Oak Street, Suite 201
                  Fort Collins, CO 80521

                  Toreador Research & Trading LLC
                  255 West Fallbrook, Suite 204
                  Fresno, California  93711

                  NS Investment Partners, LLP
                  1055 Westlakes Drive
                  Suite 300
                  Berwyn, PA  19312

                  Each advisor will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address listed above for each separate series of the Trust that the advisor manages.

Item 28. MANAGEMENT SERVICES

                  None.

Item 29. UNDERTAKINGS

                  Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee(s) and to assist in communications with other shareholders in accordance with
                  Section 16(c) of the Securities Exchange Act of 1934, as though Section 16(c) applied.

                  Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

                  Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

                  Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to trustees, officers and controlling person of the Registrant pursuant to the provision under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 70 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Indianapolis and the State of Indiana on August 29, 2006.

                                              UNIFIED SERIES TRUST

                                              /S/  ANTHONY J. GHOSTON
                                              ----------------------------------
                                                 Anthony J. Ghoston, President

Attest:

/S/      TERRY GALLAGHER
Terry Gallagher, Vice President,
Interim Chief Financial Officer and Treasurer


         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                                         TITLE        DATE

/S/      ANTHONY J. GHOSTON *                     Trustee      August 29, 2006
------------------------------------
 Daniel Condon

/S/      ANTHONY J. GHOSTON *                     Trustee      August 29, 2006
------------------------------------
 Gary E. Hippenstiel

/S/      ANTHONY J. GHOSTON *                     Trustee      August 29, 2006
-------------------------------------
 Stephen Little

/S/      ANTHONY J. GHOSTON *                     Trustee      August 29, 2006
------------------------------------
 Ronald Tritschler


*Signed pursuant to a Power of Attorney dated September 13, 2004 filed with Registrant's registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

                                INDEX TO EXHIBITS

EXHIBIT NUMBER             DESCRIPTION

EX.99.d       (i)   Copy of Registrant's Side Letter Agreement with IMS Capital
                    Management, Inc. in respect of the IMS Capital Value Fund

              (ii) Copy of Registrant's Side Letter Agreement with IMS Capital Management, Inc. in respect of the Strategic Income Fund

              (iii) Copy of Registrant's Side Letter Agreement with IMS Capital
                    Management, Inc. in respect of the IMS Strategic Allocation Fund

EX.99.j Consent of Cohen McCurdy, Ltd. to the use of the audited financial statements of each of IMS Capital Value Fund, IMS Strategic Income Fund and IMS Strategic Allocation Fund